UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2021

Date of reporting period:  November 30, 2021

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund

Class A – SEMOX
 Investor Class – SEMPX
 Institutional Class – SEMMX

Semper Short Duration Fund

Investor Class – SEMRX
 Institutional Class – SEMIX

Annual Report
November 30, 2021

SEMPER FUNDS

Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	11
Expense Example	13
Investment Highlights	15
Schedules of Investments	17
Statements of Assets and Liabilities	44
Statements of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	73
Notice to Shareholders	74
Statement Regarding Liquidity Risk Management Program	75
Information about Trustees and Officers	76
Householding	80
Privacy Notice	81

SEMPER FUNDS

January 7, 2022

Dear Shareholder,

The Semper MBS Total Return Fund (the “Total Return Fund”) and the Semper Short Duration Fund (the “Short Duration Fund”) each generated strong relative and absolute performance for the year ended November 30, 2021, benefitting from a record setting residential housing market, strong consumer credit performance, and a sharp rebound in the U.S. economy following 2020’s pandemic driven slowdown.

The two main competing forces during this past year impacting the overall fixed income market were rising interest rates, which pushed down prices of bonds with more interest rate sensitivity (duration), and the narrowing of credit spreads as strengthening credit fundamentals and reduced risk premiums drove bond prices higher in certain sectors of the market.  Both higher interest rates and narrow credit spreads were largely supported by the extreme levels of both monetary and fiscal policy stimulus begun in response to the pandemic that largely derailed the economy in the spring of 2020.  Throughout the year, the Fed continued its policies of zero interest rates and quantitative easing – the monthly purchase of $120 billion of Treasuries and Agency MBS while a number of federal government programs provided a range of financial support to states, cities, and directly to households, adding hundreds of billions of dollars into the economy.  The economy increasingly shrugged off continuing and evolving effects of the pandemic, growing 4.9% year-over-year through September 30th.  The unemployment rate declined from 6.5% to 4.2% in the year ended November 30th, and home prices rose by nearly 20% from a year earlier nationally.  Inflation also rose significantly during the year, reaching 6.8% year-over-year for the U.S. Urban Consumer Price Index.  Inflation has become an increasing concern for consumers, the Fed, and the federal administration.  What had been perceived as a temporary phenomenon caused by pandemic-related labor shortages and supply chain problems is increasingly seen as having a longer term impact on inflation expectations, potentially a negative drag on the economy.  The Fed has begun to address this inflation concern by beginning to taper its asset purchase program, and broadcasting its expectations that it will begin increasing its target Fed Funds Rate as early as March.  We expect 75 basis points to 1% of increases this year, and 2% to 2.5% total hikes over the next 2 – 3 years of this monetary policy cycle.

The 2-year Treasury note yield rose from 15 basis points (0.15%) at the end of November 2020 to 55 basis points at the end of November 2021.  Most of this increase occurred in October/November when the timing of the Fed’s move towards reduced accommodation became clearer.  By early January 2022, the yield has risen further to 80 basis points.  The 10-year Treasury bond rose from 85 basis points to 1.45% during the same time frame, and has risen further to 1.70% in early January.  We expect interest rates to move significantly higher over the next several quarters.  Consistent with our outlook for rising rates, Semper Capital reduced the duration of both Funds over the course of the year, selling bonds with more interest rate risk and buying bonds with lower or negative duration.  We also increased our allocation to

SEMPER FUNDS

bonds with floating rate coupons.  These bonds generally have low interest rate sensitivity, and their coupons reset higher as their benchmark interest rates move higher, increasing their yield and potentially supporting higher prices. These reference rates are typically LIBOR and SOFR (Secured Overnight Financing Rate), which generally move in tandem with the Fed Funds Rate.

Both Funds’ primary strategies during the period remained unchanged.  The Total Return Fund, under normal market conditions, invests at least 80% of its net assets in mortgage-backed securities (“MBS”), and seeks to provide a high level of risk-adjusted current income and capital appreciation.  Throughout the fiscal year, the Fund’s largest allocation was to the non-Agency Residential MBS (RMBS) sector as it has been since inception of the Fund in 2013.  The November 30, 2021 allocation to RMBS totaled 90%.  Approximately 67% of this RMBS position was allocated to newer issue securitizations supported by recent vintage mortgages, about 15% consisting of Legacy, or pre-financial crisis, securitizations including Prime, Alt-A and Subprime bonds, and about 18% consisting of seasoned loans packaged into newer securitizations.  Examples of new issue securitizations are Agency Credit Risk Transfer (CRT) bonds issued by Fannie Mae and Freddie Mac, which are not government guaranteed but are supported by pools of high quality Agency quality loans, Jumbo 2.0 securitizations, Non-QM (non-qualifying mortgages) securitizations, and Single Family Rental (SFR) bonds.  Examples of newer issue securitizations supported by seasoned loans include Reperforming Loan securitizations (RPL) and Non-Performing Loan securitizations (NPL). The Total Return Fund also had an 8% allocation to commercial MBS (CMBS), primarily multi-family housing securities and deals collateralized with industrial properties.

The most significant changes to sector allocations during the fiscal year included a reduction in Legacy securities from 24% to 14% of the total portfolio, a reflection of our view that these bonds had largely become relatively fully valued and offered less yield and price appreciation, a 6% reduction in RPL bonds which had met our price targets and also have significant interest rate sensitivity, and a 16% increase in subordinated Agency CRT bonds, given their floating rate coupon structures and significant price upside potential from improving borrower credit quality and deal delevering as fast prepayment speeds rapidly improved the bonds’ credit metrics and return potential. The Total Return Fund did not have an allocation to government agency guaranteed MBS given our continued relative value view on this sector characterized by greater interest rate sensitivity, lower yield, and risk of underperformance from the Fed’s tapering program and the general rise in interest rates.  Through the combination of active management and principal paydowns/calls totaling about 20% of the portfolio’s total principal value, the overall portfolio duration declined to 1.0 years as of November 30th, 2021 versus 2.1 years one year earlier.  The percentage of bonds with floating rate coupons increased by 11% to 60% during the one-year period.

Similar to the Total Return Fund, the Short Duration Fund is invested in securitized debt credit sectors including MBS, CMBS, Asset-Backed Securities (ABS), and

SEMPER FUNDS

senior tranches of collateralized loan obligations (CLO) rated AAA.  Unlike the Total Return Fund which is highly concentrated in RMBS with an emphasis on mezzanine and subordinated bonds offering significant total return potential, the Short Duration Fund’s investments are more diversified and focused on senior bonds across the listed securitized debt subsectors.  Additionally, the Fund is very well positioned for a rising interest rate environment.  The Fund maintains significant diversification with no more than 25% allocated to any of its sectors and close to 200 individual positions.  We are maintaining a low duration to minimize interest rate sensitivity, through the purchase of securities generally with average lives under three years and many with floating rate coupons.  Duration was 0.4 years as of November 30th, 2021.  At fiscal year-end, approximately 24% of the portfolio was invested in non-Agency RMBS, 22% in Agency MBS, primarily Fannie Mae and Freddie Mac issued Credit Risk Transfer securities, 24% in CMBS – primarily floating rate Commercial Real Estate CLOs and Single Asset Single Borrower bonds with a significant residential real estate component along with multifamily securitizations, 12% in ABS, 15% in AAA-rated CLO securities, and 3% in cash equivalents.  We increased the Agency CRT and CMBS allocations, primarily floating rate profiles, while decreasing ABS and AAA-rated CLOs, as both sectors became increasingly fully valued.  More than 80% of the Fund assets were rated investment grade, with 5% below investment grade and 12% non-rated.  76% of the Fund was invested in floating rate securities, an increase of 17% during the fiscal year.  The majority of these floating rate coupons reset monthly or quarterly based on changes in one- or three-month LIBOR and more frequently using the SOFR reference rate.

The Total Return Fund net performance for the one year ended November 30, 2021 for the Institutional Class was 9.75%, for the Investor Class net performance was 9.46%, and for the Class A net performance was 9.45% without the maximum 2.00% front-end sales load and 7.21% including the front-end sales load.  The performance of the Bloomberg U.S. Mortgage-Backed Securities Index (the “Index”), the Fund’s benchmark index, during the fiscal year was -0.74%.  Performance of the Bloomberg U.S. Aggregate Index, which represents the overall U.S. bond market was -1.15%.  Both indices had negative performance as a result of the rise in interest rates during the period combined with low bond yields.

The primary source of performance for the Total Return Fund during the fiscal year was appreciation of bond prices of about 6%, of which approximately 5.5% was unrealized and 0.5% was realized.  Agency CRT was the largest contributor to these gains, with about 2.4%.  Interest income for the twelve-month period totaled about 4%.

The Short Duration Fund net performance for the one-year ended November 30, 2021 for the Institutional Class was 2.61% and for the Investor Class was 2.25%.  The performance of the Bloomberg 1-3 Year U.S. Government Index during this same period was -0.34%.  The performance of the Bloomberg 1-3 Year U.S. Treasury Index was also -0.34%.  The Short Duration Fund’s primary contributor to performance was interest income, totaling about 2.6%.  The total return of each

SEMPER FUNDS

sector in the portfolio generated positive performance during the fiscal year. The ABS sector, with primarily fixed rate duration bonds, generated a small average price decline during the year as short interest rates rose.  The indices’ performance was negative as price declines from rising rates more than offset low coupon income with short government yields starting the period close to zero.

We expect to maintain a similar overall Total Return Fund composition throughout 2022, with the largest allocation to floating rate non-Agencies, and a modest allocation to CMBS, while maintaining a low duration close to current levels.

We expect that the Short Duration Fund’s overall composition will remain similar as well, with a significant allocation to RMBS, CMBS, and continued albeit reduced allocations to ABS and AAA-rated CLOs to achieve the required diversification, with very low interest rate sensitivity.

Both the Total Return Fund and the Short Duration Fund have significant capacity and appropriate liquidity.

RMBS Market Outlook

We believe that the RMBS sector is positioned to continue to perform well during 2022 for a number of reasons, irrespective of the overall bond market’s direction:

•	Continued fundamental strength of the housing market supporting the cash flows and delevering of bond profiles

•
Still elevated yields and yield spreads of many RMBS profiles versus pre-pandemic levels despite stronger credit metrics today.  We expect these bonds to continue moving towards fair value as they did in 2021.  The overall yield to maturity of the Total Return Fund is approximately 4.3% and the Short Duration Fund yield to maturity is about 2.8% currently, both significantly higher than early 2020.

•
These profiles should continue to roll down the credit curve and the yield curve as they de-lever and average lives shorten, and we expect yield spreads to narrow as a result, potentially leading to higher prices

•
Coupon interest on the floating rate coupons comprising a large portion of the RMBS sector and a majority of the Fund’s positions will increase as interest rates rise, adding to already attractive yield, another potential source of price strength

•
Further enhancing the fundamental and structural advantages of the sector, a surge in new issue RMBS supply in the last quarter of 2021 led to spread widening in many RMBS profiles creating increasingly attractive higher yielding purchase opportunities. Combined with overall negative net supply over the past year, from rapid principal repayments and call activity, we expect this to be a catalyst for spread tightening in 2022.

SEMPER FUNDS

The fundamental backdrop for housing and mortgage credit-related assets is the strongest that it’s been in several years.  Over the last 7 quarters home prices have risen 28% nationally, which is equivalent to roughly 7 years of historical annual home price appreciation (HPA). This imbedded home price appreciation is a significant credit positive for RMBS securities today as it has created a meaningful equity cushion that strengthens borrower’s credit position and protects against any potential losses.  The average loan to value (LTV) for the Total Return Fund’s RMBS positions has declined sharply to about 55% from this HPA.  Forbearance programs that began at the start of the pandemic have been very successful with about 75-90% of all forborne mortgages having cured or prepaid.

The strength of housing and mortgage credit fundamentals is expected to continue these trends throughout 2022.  Tight underwriting standards, still historically low mortgage rates, strong consumer balance sheets, demographic trends creating an ongoing housing shortage, and robust forecasted HPA for the next several years are significant fundamental tailwinds for the RMBS sector. Elevated refinancing activity and low rates of mortgage delinquencies, the result of ongoing housing market and consumer strength, will continue to de-lever existing RMBS structures further improving credit quality.  Even as mortgage rates move higher in 2022, they will still be low from a historical perspective and we expect refinancing activity to remain at relatively high levels.

The below table shows an example of how home price appreciation positively impacts the LTV of the pool of mortgages supporting a representative RMBS bond, decreasing the bond’s credit risk, potentially leading to a narrower yield spread and higher bond price.

Source: Semper, Morgan Stanley, BAML, Nomura

The quality of newly originated mortgage collateral remains much better than pre-Great Financial Crisis (GFC).  Borrower credit criteria became much more stringent following the GFC, remained constrained for the last decade, and then became even more strict with the onset of the pandemic.  This borrower credit strength has been an important source of strength for newer issue RMBS over the last two years.

SEMPER FUNDS

Exhibit: Credit box tightening due to the pandemic
Source: MBA, Goldman Sachs Research

A sharp decline in supply combined low levels of construction over the last decade plus with strong demand and demographic trends continues to buoy home price growth.

Exhibit: Single-family home supply is at historically low level
Source: Goldman Sachs Research

Despite rising home prices, housing remains relatively affordable in comparison to homeowners’ income levels.  This historically attractive home affordability metric is another source of housing strength and homeowner credit quality.

SEMPER FUNDS

%
%
Financial Obligations Ratio
19
18
17
16
15
14
13
12
11
83
85
87
89
91
93
95
97
99
01
03
05
07
09
11
13
15
17
19
21

Exhibit: The overall financial obligations ratio remains at low level
Source: Goldman Sachs Research

The below example highlights the credit improvement of an Agency CRT bond since its issuance.  The table shows the capital structure of STACR 2020-DNA4, issued by Freddie Mac in August 2020, and how each class has delevered since issuance along with the classes’ spreads and prices.  Because of scheduled and voluntary repayment and refinancing activity of the reference pool of mortgages, the classes have paid down sequentially, and credit enhancement has grown leading to tighter yield spreads and higher prices.

Source: Semper, Bloomberg

SEMPER FUNDS

Given the backdrop of strong housing and mortgage credit, coupled with the structural de-levering of many RMBS securities due to the elevated amount of prepays brought on by historically low mortgage rates in 2020 and 2021, we began to see growing upgrade activity in 2021.  The Total Return Fund had about 50 bonds upgraded by the major rating agencies last year, and the Short Duration Fund had about 100 upgrades.  We expect to see an acceleration of credit rating upgrade activity in 2022.  As the loans that remain in forbearance programs reach the end of their 18 month terms during the first half of 2022, we expect upgrade activity will accelerate given the buildup in home equity, increased loss coverage ratios, and removal of rating agencies’ overly conservative pandemic model overlays.  We look for these upgrades to add to the spread tightening of the asset class, enhancing return potential.

2021’s sharp rise in inflation is the leading driver of the Fed’s accelerating plan to end accommodative monetary policy.  They have announced a rapid termination of QE, they have telegraphed their intention to increase the target Fed Funds Rate beginning within a few months, and they have begun talking about shrinking their balance sheet in 2022 as well.  We believe this will be a negative for most fixed income sectors, as increasing interest rates push down prices of fixed rate and longer duration bonds, and as corporate profits come under pressure, potentially pushing yield spreads wider.  We are seeing this reflected in rising rates early in 2022.  In sharp contrast, housing has historically been a very good inflation hedge.  Home price and borrowers’ wage growth have historically tended to increase the performance and credit quality of RMBS, and we expect this to play out in 2022.  We expect loan performance to continue, delevering to continue, and RMBS spreads to narrow from here leading to potential price strength as a result.

The improvement in characteristics of both the RMBS structures and underlying collateral over time help the bonds de-lever and roll down the credit curve as the bonds subsequently get upgraded into higher rating grades.  These credit rating upgrades add to the spread narrowing that we generally see from increased credit quality because the universe of potential buyers expands with higher credit ratings.  The below graph provides an example of a bond profile that has rolled down the credit curve, received credit upgrades, and subsequently traded at tighter spread levels over time from the combination of the higher ratings and better credit quality.  This Agency CRT bond issued by Fannie Mae was upgraded 4 times during the shown time period, from a mid B rating to a high B rating, then to BB and most recently to BBB.  The graph highlights the amount of credit enhancement, representing the amount of losses of supporting mortgages that the bond could withstand before losing principal value, compared to the Moody’s Credit Rating Agency’s threshold for credit enhancement required for a bond to be rated BBB.  The line represents the decline in the bond’s yield spread over this time period.

SEMPER FUNDS

Source: Semper

While the Total Return Fund is well positioned to benefit from our strong outlook for the RMBS sector with its significant allocation to higher yielding mezzanine and subordinated RMBS profiles offering significant spread tightening opportunities in our view, we believe that the Short Duration Fund is positioned equally well.  All of the factors supporting RMBS in the Total Return Fund are equally supportive for bonds held in the Short Duration Fund.  Additionally, the Fund’s lower duration and higher proportion of floating rate securities provide additional protection and upside from rising interest rates.  Close to one-half of the portfolio is invested in a combination of RMBS and Agency CRT bonds, most of which have floating rate coupons.  Many are senior in their deals’ capital structures, and most are either investment grade or we expect them to be upgraded given their structures, collateral, and projected loan performance.  These profiles generally offer shorter spread durations, making them less vulnerable to price sensitivity from spread changes, and they amortize over time as the underlying collateral prepays leading to increases in credit enhancement and structural protections.  The Short Duration also owns floating rate AAA-rated CLOs and floating rate CMBS poised to benefit from rising rates while their fundamentals remain strong.  The portfolio’s ABS allocation, while generally fixed rates, is characterized by high credit quality, rapid credit curve roll down, durations under 2 years and high current yield.

As the overall bond market braces for what may be another very challenging year following 2021, in which rising rates more than offset strong credit fundamentals leading to negative total returns, the unique positioning of non-Agency bonds, supported by a housing market with both strong sector technicals and fundamentals, as well as attractive structural characteristics, offers a compelling case for continued attractive absolute and relative performance. We expect both Funds to continue to benefit from this attractive investment opportunity.

Sincerely,

Semper Capital Management, L.P.

SEMPER FUNDS

Past performance is not a guarantee of future results.

Opinions expressed are those of Semper Capital Management, L.P., the Semper MBS Total Return Fund’s and the Semper Short Duration Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset- backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of Fund holdings, please refer to the schedule of investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Bloomberg U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg U.S. Aggregate Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

One cannot invest directly in an index.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity: Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

Par is the face value or nominal value of a bond.

Basis point equals 1/100th of 1%.

This report must be preceded or accompanied by a prospectus.

The Semper Funds are distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2021 (Unaudited)

*	Includes Agency Credit Risk Transfer bonds, which are issued by but not guaranteed by Fannie Mae and Freddie Mac.

Percentages represent market value as a percentage of total investments.

SEMPER SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2021 (Unaudited)

0.6%
5.5%
0.0%
10.7%
23.6%
14.8%
0.0%
23.5%
21.3%
Asset-Backed Securities – Agency – 0.0%
Asset-Backed Securities – Non-Agency – 10.7%
Collateralized Loan Obligations – 14.8%
Commercial Mortgage-Backed Securities – Agency – 0.0%
Commercial Mortgage-Backed Securities – Non-Agency – 23.5%
Residential Mortgage-Backed Securities – Agency* – 21.3%
Residential Mortgage-Backed Securities – Non-Agency – 23.6%
Private Placement Participation Agreements – 0.6%
Money Market Fund – 5.5%

*	Includes Agency Credit Risk Transfer bonds, which are issued by but not guaranteed by Fannie Mae and Freddie Mac.

Percentages represent market value as a percentage of total investments.

SEMPER FUNDS

EXPENSE EXAMPLE at November 30, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/21 – 11/30/21).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SEMPER FUNDS

EXPENSE EXAMPLE at November 30, 2021 (Unaudited), Continued

Total Return Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/21	11/30/21	6/1/21 – 11/30/21(1)
Class A
Actual	$1,000.00	$1,024.50	$5.18
Hypothetical (5% return	$1,000.00	$1,019.95	$5.16
before expenses)

Investor Class
Actual	$1,000.00	$1,024.60	$5.18
Hypothetical (5% return	$1,000.00	$1,019.95	$5.16
before expenses)

Institutional Class
Actual	$1,000.00	$1,025.90	$3.91
Hypothetical (5% return	$1,000.00	$1,021.21	$3.90
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class are 1.02%, 1.02% and 0.77%, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/21	11/30/21	6/1/21 – 11/30/21(1)
Investor Class
Actual	$1,000.00	$1,005.00	$4.27
Hypothetical (5% return	$1,000.00	$1,020.81	$4.31
before expenses)

Institutional Class
Actual	$1,000.00	$1,007.30	$3.02
Hypothetical (5% return	$1,000.00	$1,022.06	$3.04
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper Short Duration Fund – Investor Class and Institutional Class are 0.85% and 0.60%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Bloomberg U.S. MBS Index

				Since	Since
	One	Three	Five	Inception	Inception
Average Annual Total Return	Year	Years	Years	(7/22/13)	(12/18/15)
Semper MBS Total Return Fund –
Investor Class	9.46%	1.16%	2.72%	4.49%	—
Semper MBS Total Return Fund –
Institutional Class	9.75%	1.31%	2.93%	4.71%	—
Semper MBS Total Return Fund –
Class A (with sales load)	7.21%	0.52%	2.32%	—	2.41%
Semper MBS Total Return Fund –
Class A (without sales load)	9.45%	1.19%	2.74%	—	2.75%
Bloomberg U.S. MBS Index	-0.74%	3.66%	2.52%	2.67%	2.38%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers were in effect prior to November 30, 2014.  In the absence of fee waivers, returns would be reduced.  For the years ended November 30, 2015, November 30, 2016 and November 30, 2017, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher.  Class A shares may be subject to a 2.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

SEMPER SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the Semper
Short Duration Fund – Institutional Class vs the Bloomberg 1-3 Year
Government Index and the Bloomberg 1-3 Year U.S. Treasury Index

					Since
	One	Three	Five	Ten	Inception
Average Annual Total Return	Year	Years	Years	Years	(12/23/10)
Semper Short Duration Fund –
Investor Class	2.25%	1.32%	1.80%	1.79%	1.99%
Semper Short Duration Fund –
Institutional Class	2.61%	1.55%	2.05%	2.04%	2.24%
Bloomberg 1-3 Year Government Index	-0.34%	2.37%	1.67%	1.13%	1.19%
Bloomberg 1-3 Year U.S. Treasury Index	-0.34%	2.38%	1.66%	1.12%	1.18%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg 1-3 Year Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years.  The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

The Bloomberg 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
Fannie Mae-Aces
Series 2006-M1, Class IO, 0.227%, 3/25/36 (a)(g)	$1,346,087	$8
GNMA REMIC Trust
Series 2012-25, Class IO, 0.071%, 8/16/52 (a)(g)	649,248	1,387
Series 2013-173, Class AC, 4.296%, 10/16/53 (a)	706	817
Government National Mortgage Association
Series 2002-28, Class IO, 0.667%, 1/16/42 (a)(g)	13,572	—
Series 2005-23, Class IO, 0.000%, 6/17/45 (a)(g)	122,016	—
Series 2006-68, Class IO, 0.458%, 5/16/46 (a)(g)	159,975	1,068
Total Commercial Mortgage-Backed Securities – Agency
(cost $79,929)		3,280

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 8.8%
Arbor Realty Collateralized Loan Obligation Ltd.
Series 2021-FL2, Class D, 2.590%
(1 Month LIBOR USD + 2.500%), 5/15/36 (c)(h)	1,255,000	1,254,232
Bayview Commercial Asset Trust
Series 2004-3, Class B2, 5.117%
(1 Month LIBOR USD + 5.025%), 1/25/35 (c)(h)	39,890	40,703
Series 2006-2A, Class M1, 0.557%
(1 Month LIBOR USD + 0.465%), 7/25/36 (c)(h)	797,562	767,357
Series 2006-2A, Class M3, 0.617%
(1 Month LIBOR USD + 0.525%), 7/25/36 (c)(h)	1,152,905	1,066,833
Series 2006-3A, Class M1, 0.432%
(1 Month LIBOR USD + 0.340%), 10/25/36 (c)(h)	1,001,466	965,405
Series 2007-2A, Class A1, 0.362%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(h)	1,508,662	1,455,673
BX Commercial Mortgage Trust
Series 2021-VOLT, Class G, 2.940%
(1 Month LIBOR USD + 2.850%), 9/15/36 (c)(h)	1,500,000	1,497,230
Series 2021-XL2, Class J, 3.980%
(1 Month LIBOR USD + 3.890%), 10/15/38 (c)(h)	4,600,000	4,589,024
BX Trust
Series 2021-LGCY, Class J, 3.283%
(1 Month LIBOR USD + 3.193%), 10/15/23 (c)(h)	750,000	745,801
Series 2021-BXMF, Class G, 3.440%
(1 Month LIBOR USD + 3.350%), 10/15/26 (c)(h)	4,000,000	3,929,576
Series 2021-MFM1, Class G, 3.990%
(1 Month LIBOR USD + 3.900%), 1/15/34 (c)(h)	400,000	400,663

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Freddie Mac Multi-Family Structured Credit Risk
Series 2021-MN1, Class M2, 3.800%
(SOFR30A + 3.750%), 1/25/51 (c)(h)	$6,537,000	$6,818,110
Series 2021-MN1, Class B1, 7.800%
(SOFR30A + 7.750%), 1/25/51 (c)(h)	6,183,000	7,220,594
Series 2021-MN3, Class M2, 4.048%
(SOFR30A + 4.000%), 11/25/51 (c)(h)	3,127,000	3,163,227
Series 2021-MN3, Class B1, 6.898%
(SOFR30A + 6.850%), 11/25/51 (c)(h)	5,853,000	5,969,986
GMAC Commercial Mortgage Asset Corp.
Series 2005-DRUM, Class AIO, 0.171%, 5/10/50 (a)(c)(g)	140,611,061	2,821,178
Series 2012-BLIS, Class IO, 0.576%, 7/10/50 (c)(g)	27,948,854	1,899,007
HGI CRE CLO Ltd.
Series 2021-FL2, Class D, 2.239%
(1 Month LIBOR USD + 2.150%), 10/19/26 (c)(h)(k)	1,500,000	1,501,009
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2006-3A, Class M2, 0.482%
(1 Month LIBOR USD + 0.390%), 12/25/36 (c)(h)	3,722,000	3,622,367
Series 2007-1A, Class M1, 0.592%
(1 Month LIBOR USD + 0.500%), 3/25/37 (c)(h)	5,881,000	5,667,990
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 3.342%
(1 Month LIBOR USD + 3.250%), 10/15/49 (c)(h)	28,052,000	28,289,059
Series 2019-01, Class B10, 5.592%
(1 Month LIBOR USD + 5.500%), 10/15/49 (c)(h)	2,384,000	2,396,635
Series 2020-01, Class M10, 3.842%
(1 Month LIBOR USD + 3.750%), 3/25/50 (c)(h)	15,772,000	16,211,339
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M4, 5.000%, 11/25/47 (a)(c)	463,672	466,212
Series 2017-2, Class M5, 6.420%, 11/25/47 (a)(c)	439,740	455,881
Series 2018-1, Class M5, 6.260%, 4/25/48 (c)	382,659	387,259
Series 2018-2, Class M3, 4.720%, 10/26/48 (a)(c)	391,848	400,380
Series 2019-1, Class M5, 5.700%, 3/25/49 (a)(c)	745,709	725,044
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $102,505,920)		104,727,774

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 29.1%
Fannie Mae Connecticut Avenue Securities
Series 2018-C05, Class 1B1, 4.342%
(1 Month LIBOR USD + 4.250%), 1/25/31 (h)	5,048,000	5,316,950
Series 2018-C06, Class 1B1, 3.842%
(1 Month LIBOR USD + 3.750%), 3/25/31 (h)	3,501,000	3,577,836

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2018-C06, Class 2B1, 4.192%
(1 Month LIBOR USD + 4.100%), 3/25/31 (h)	$1,650,000	$1,711,992
Series 2019-R06, Class 2B1, 3.842%
(1 Month LIBOR USD + 3.750%), 9/25/39 (c)(h)	13,000,000	13,082,425
Series 2019-R07, Class 1B1, 3.492%
(1 Month LIBOR USD + 3.400%), 10/25/39 (c)(h)	7,300,000	7,345,679
Series 2020-R02, Class 2B1, 3.092%
(1 Month LIBOR USD + 3.000%), 1/25/40 (c)(h)	15,179,543	15,130,823
Series 2020-R01, Class 1B1, 3.342%
(1 Month LIBOR USD + 3.250%), 1/25/40 (c)(h)	3,394,000	3,402,136
Series 2020-SBT1, Class 1M2, 3.742%
(1 Month LIBOR USD + 3.650%), 2/25/40 (c)(h)	4,000,000	4,153,025
Series 2020-SBT1, Class 2B1, 6.692%
(1 Month LIBOR USD + 6.600%), 2/25/40 (c)(h)	13,475,000	14,276,407
Series 2020-SBT1, Class 1B1, 6.842%
(1 Month LIBOR USD + 6.750%), 2/25/40 (c)(h)	17,106,000	18,016,946
Series 2021-R02, Class 2B2, 6.250%
(SOFR30A + 6.200%), 11/25/41 (c)(h)	1,283,000	1,330,311
FNMA Grantor Trust
Series 2003-T2, Class A1, 0.346%
(1 Month LIBOR USD + 0.140%), 3/25/33 (h)	35,726	35,579
Series 2004-T3, Class 2A, 3.307%, 8/25/43 (a)	37,080	38,253
FNMA Pool
5.000%, 8/1/37, #888534	8,258	8,905
FNMA REMIC Trust
Series 2007-30, Class ZM, 4.250%, 4/25/37	57,756	68,756
Series 2007-W8, Class 1A5, 6.425%, 9/25/37 (a)	8,341	9,894
Freddie Mac STACR REMIC Trust
Series 2021-DNA3, Class B1, 3.550%
(SOFR30A + 3.500%), 10/25/33 (c)(h)	5,324,000	5,506,894
Series 2021-DNA5, Class B1, 3.100%
(SOFR30A + 3.050%), 1/25/34 (c)(h)	7,331,000	7,408,176
Series 2020-DNA4, Class B1, 6.092%
(1 Month LIBOR USD + 6.000%), 8/25/50 (c)(h)	11,549,000	12,216,682
Freddie Mac Structured Agency Credit Risk
Series 2021-DNA2, Class B1, 3.450%
(SOFR30A + 3.400%), 8/25/33 (c)(h)	8,393,000	8,626,225
Series 2021-DNA2, Class B2, 6.050%
(SOFR30A + 6.000%), 8/25/33 (c)(h)	11,372,000	12,364,199
Series 2018-HRP2, Class B1, 4.292%
(1 Month LIBOR USD + 4.200%), 2/25/47 (c)(h)	6,579,000	7,016,016

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Freddie Mac Structured Agency Credit Risk (Continued)
Series 2019-FTR3, Class B2, 4.889%
(1 Month LIBOR USD + 4.800%), 9/25/47 (c)(h)	$11,233,500	$11,318,139
Series 2019-FTR4, Class B2, 5.092%
(1 Month LIBOR USD + 5.000%), 11/25/47 (c)(h)	10,050,000	10,121,914
Series 2019-DNA4, Class B2, 6.342%
(1 Month LIBOR USD + 6.250%), 10/25/49 (c)(h)	4,987,000	5,042,239
Series 2020-HQA5, Class B1, 4.050%
(SOFR30A + 4.000%), 11/25/50 (c)(h)	9,813,000	10,291,384
Series 2020-HQA5, Class B2, 7.450%
(SOFR30A + 7.400%), 11/25/50 (c)(h)	7,745,000	9,371,450
Series 2020-DNA6, Class B1, 3.050%
(SOFR30A + 3.000%), 12/25/50 (c)(h)	10,000,000	10,058,470
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7, Class M2, 1.848%
(SOFR30A + 1.800%), 11/25/41 (c)(h)	14,935,000	14,991,051
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2021-HQA1, Class B2, 5.050%
(SOFR30A + 5.000%), 8/25/33 (c)(h)	5,375,000	5,504,722
Series 2021-DNA3, Class B2, 6.300%
(SOFR30A + 6.250%), 10/25/33 (c)(h)	11,156,000	12,502,862
Series 2021-HQA2, Class B1, 3.200%
(SOFR30A + 3.150%), 12/25/33 (c)(h)	9,450,000	9,573,744
Series 2021-DNA5, Class B2, 5.550%
(SOFR30A + 5.500%), 1/25/34 (c)(h)	2,250,000	2,343,325
Series 2020-HQA1, Class B2, 5.192%
(1 Month LIBOR USD + 5.100%), 1/25/50 (c)(h)	8,300,000	8,285,200
Series 2020-DNA1, Class B2, 5.342%
(1 Month LIBOR USD + 5.250%), 1/25/50 (c)(h)	6,938,000	7,004,837
Series 2020-DNA2, Class B1, 2.592%
(1 Month LIBOR USD + 2.500%), 2/25/50 (c)(h)	3,000,000	3,000,912
Series 2020-DNA2, Class B2, 4.892%
(1 Month LIBOR USD + 4.800%), 2/25/50 (c)(h)	11,990,000	12,030,601
Series 2020-HQA2, Class B1, 4.192%
(1 Month LIBOR USD + 4.100%), 3/25/50 (c)(h)	12,538,355	12,918,731
Series 2020-HQA2, Class B2, 7.692%
(1 Month LIBOR USD + 7.600%), 3/25/50 (c)(h)	16,250,000	17,312,511
Series 2020-DNA3, Class B2, 9.442%
(1 Month LIBOR USD + 9.350%), 6/25/50 (c)(h)	2,000,000	2,396,861
Series 2020-DNA4, Class B2, 10.092%
(1 Month LIBOR USD + 10.000%), 8/25/50 (c)(h)	9,888,000	12,306,476
Series 2020-DNA5, Class B1, 4.850%
(SOFR30A + 4.800%), 10/25/50 (c)(h)	10,055,000	10,686,451

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Freddie Mac Structured Agency Credit Risk REMIC Trust (Continued)
Series 2020-DNA5, Class B2, 11.550%
(SOFR30A + 11.500%), 10/25/50 (c)(h)	$7,810,000	$10,265,273
Series 2020-DNA6, Class B2, 5.700%
(SOFR30A + 5.650%), 12/25/50 (c)(h)	5,750,000	6,067,751
Freddie Mac Whole Loan Securities Trust
Series 2017-SC01, Class M2, 3.641%, 12/25/46 (a)(c)	595,000	602,736
Series 2017-SC02, Class M2, 3.843%, 5/25/47 (a)(c)	1,411,000	1,406,895
Total Residential Mortgage-Backed
Securities – Agency (cost $339,353,940)		346,048,644

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 59.9%
AFC Home Equity Loan Trust
Series 1997-3, Class 1A4, 7.470%, 9/27/27 (k)	85,457	86,565
American Home Mortgage Assets Trust
Series 2006-6, Class A1A, 0.282%
(1 Month LIBOR USD + 0.190%), 12/25/46 (h)	7,981,668	6,931,795
AMSR Trust
Series 2020-SFR1, Class G, 4.311%, 4/17/37 (c)	8,103,000	8,255,507
Series 2020-SFR2, Class G, 4.000%, 7/17/37 (c)	1,925,000	1,931,117
Series 2020-SFR2, Class E2, 4.277%, 7/17/37 (c)	250,000	259,812
Series 2020-SFR2, Class F, 5.245%, 7/17/37 (c)	2,125,000	2,194,407
Series 2020-SFR2, Class H, 5.250%, 7/17/37 (c)	1,647,000	1,689,136
Series 2020-SFR3, Class F, 3.553%, 9/17/37 (c)	1,482,000	1,470,272
Series 2020-SFR3, Class G, 4.994%, 9/17/37 (c)	11,595,000	11,925,184
Series 2020-SFR4, Class G1, 4.002%, 11/17/37 (c)	750,000	755,476
Series 2020-SFR4, Class G2, 4.870%, 11/17/37 (c)	10,600,000	11,012,679
Series 2021-SFR1, Class F, 3.596%, 6/17/38 (a)(c)	2,114,000	2,093,251
Series 2021-SFR1, Class G, 4.612%, 6/17/38 (a)(c)	2,719,000	2,713,353
Series 2021-SFR3, Class G, 3.804%, 10/17/38 (c)	3,000,000	3,002,736
Series 2021-SFR3, Class H, 4.896%, 10/17/38 (c)	1,750,000	1,750,873
Series 2021-SFR3, Class I, 5.884%, 10/17/38 (c)	1,750,000	1,750,648
Series 2019-SFR1, Class G, 4.857%, 1/19/39 (c)	2,502,000	2,542,402
Series 2019-SFR1, Class H, 6.040%, 1/19/39 (c)	2,170,000	2,235,616
Series 2019-SFR1, Class I, 8.976%, 1/19/39 (c)	7,505,000	8,351,147
Angel Oak Mortgage Trust LLC
Series 2019-1, Class B1, 5.400%, 11/25/48 (a)(c)	7,500,000	7,592,257
Series 2019-2, Class B1, 5.016%, 3/25/49 (a)(c)	2,500,000	2,526,005
Series 2019-4, Class B2, 5.664%, 7/26/49 (a)(c)	5,884,276	5,911,019
Asset Backed Securities Corp. Home Equity Loan Trust
Series 1999-LB1, Class A1F, 7.110%, 6/21/29	538,705	547,599

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Asset Backed Securities Corp.
Long Beach Home Equity Loan Trust
Series 2000-LB1, Class AF5, 7.063%, 9/21/30 (k)	$570,131	$580,844
Banc of America Funding Corp.
Series 2006-D, Class 5A2, 2.681%, 5/20/36 (a)	7,539	7,406
Series 2008-R4, Class 1A4, 0.539%
(1 Month LIBOR USD + 0.450%), 7/25/37 (c)(h)	1,669,809	1,166,345
Series 2007-5, Class 7A2, 45.589%
(1 Month LIBOR USD + 46.150%), 7/25/47 (h)(j)	115,263	218,260
Barclays Mortgage Loan Trust
Series 2021-NQM1, Class B1, 4.378%, 9/25/51 (a)(c)(e)	2,300,000	2,299,941
Bear Stearns ALT-A Trust
Series 2005-9, Class 11A1, 0.612%
(1 Month LIBOR USD + 0.520%), 11/25/35 (h)	4,790,177	5,910,506
Series 2006-3, Class 1A1, 0.472%
(1 Month LIBOR USD + 0.380%), 5/25/36 (h)	1,075,260	1,163,643
Bear Stearns Asset Backed Securities I Trust
Series 2006-IM1, Class A3, 0.652%
(1 Month LIBOR USD + 0.560%), 4/25/36 (h)	6,412,512	8,179,502
Series 2006-IM1, Class A6, 0.732%
(1 Month LIBOR USD + 0.640%), 4/25/36 (h)	6,329,268	7,860,892
Bellemeade Re Ltd.
Series 2020-4A, Class M2A, 2.692%
(1 Month LIBOR USD + 2.600%), 6/25/30 (c)(h)	284,454	284,516
Series 2020-2A, Class M2, 6.092%
(1 Month LIBOR USD + 6.000%), 8/26/30 (c)(h)	5,352,000	5,671,132
Series 2020-3A, Class M1C, 3.792%
(1 Month LIBOR USD + 3.700%), 10/25/30 (c)(h)	3,290,000	3,454,142
Series 2020-3A, Class M2, 4.942%
(1 Month LIBOR USD + 4.850%), 10/25/30 (c)(h)	6,236,000	6,597,443
Series 2021-1A, Class B1, 6.800%
(SOFR30A + 6.750%), 3/25/31 (c)(h)	1,421,000	1,548,167
Series 2021-2A, Class M2, 2.950%
(SOFR30A + 2.900%), 6/25/31 (c)(h)	3,526,000	3,569,252
Series 2021-2A, Class B1, 4.200%
(SOFR30A + 4.150%), 6/25/31 (c)(h)	2,281,000	2,324,777
BRAVO Residential Funding Trust
Series 2021-NQM1, Class B2, 4.177%, 2/25/49 (a)(c)	2,500,000	2,486,107
Series 2019-NQM2, Class B2, 4.797%, 11/25/59 (a)(c)	1,350,000	1,364,643
Chase Home Lending Mortgage Trust
Series 2019-ATR1, Class B4, 4.470%, 4/25/49 (a)(c)	2,719,000	2,762,841
Series 2019-ATR2, Class B4, 4.072%, 7/25/49 (a)(c)	1,920,024	1,953,637

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Chase Mortgage Finance Corp.
Series 2020-CL1, Class M4, 4.442%
(1 Month LIBOR USD + 4.350%), 10/25/57 (c)(h)	$407,206	$419,877
CIM Trust
Series 2021-J1, Class AX1, 0.165%, 3/25/51 (a)(c)(g)	341,418,032	2,295,285
Citigroup Mortgage Loan Trust
Series 2004-HYB4, Class WA, 0.023%, 12/25/34 (a)	11,901	12,435
Series 2007-AMC1, Class A1, 0.252%
(1 Month LIBOR USD + 0.160%), 12/25/36 (c)(h)	2,026,836	1,360,690
Series 2007-AMC3, Class A2D, 0.442%
(1 Month LIBOR USD + 0.350%), 3/25/37 (h)	129,184	121,291
Series 2007-AHL3, Class A3A, 0.152%
(1 Month LIBOR USD + 0.060%), 7/25/45 (h)	493,507	412,535
CitiMortgage Alternative Loan Trust
Series 2007-A7, Class 2A1, 0.492%
(1 Month LIBOR USD + 0.400%), 7/25/37 (h)	187,363	149,380
COLT Mortgage Loan Trust
Series 2021-3, Class B2, 4.120%, 9/27/66 (a)(c)	1,578,000	1,577,312
Series 2021-4, Class B2, 4.140%, 10/25/66 (a)(c)	2,625,000	2,639,062
Conseco Finance Home Loan Trust
Series 2000-E, Class B1, 10.260%, 8/15/31 (a)	184,464	175,937
CoreVest American Finance Trust
Series 2017-2, Class M, 5.622%, 12/25/27 (c)	9,000,000	9,661,738
Series 2019-1, Class E, 5.489%, 3/15/52 (c)	242,500	269,119
Series 2019-3, Class E, 4.905%, 10/15/52 (a)(c)	1,650,000	1,743,225
Countrywide Alternative Loan Trust
Series 2004-15, Class 2A2, 2.248%, 9/25/34 (a)	335,889	326,738
Series 2005-J10, Class 1A9, 0.792%
(1 Month LIBOR USD + 0.700%), 10/25/35 (h)	566,651	397,515
Series 2005-54CB, Class 1A8, 5.500%, 11/25/35	278,096	194,417
Series 2006-4CB, Class 2A3, 5.500%, 4/25/36	4,626	4,382
Series 2006-OA3, Class 1A1, 0.492%
(1 Month LIBOR USD + 0.400%), 5/25/36 (h)	8,505	8,113
Series 2006-OA9, Class 1A1, 0.291%
(1 Month LIBOR USD + 0.200%), 7/20/46 (h)	29,028	22,563
Countrywide Asset-Backed Certificates
Series 2006-24, Class 2A3, 0.242%
(1 Month LIBOR USD + 0.150%), 6/25/47 (h)	12,324	12,289
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR18, Class 4M3, 2.992%
(1 Month LIBOR USD + 2.900%), 7/25/33 (h)	179,411	179,431

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Credit Suisse Mortgage Trust
Series 2010-6R, Class 2A6B, 6.250%, 7/26/37 (c)	$15,457,905	$16,622,557
Series 2019-AFC1, Class B2, 5.345%, 7/25/49 (a)(c)	2,366,448	2,311,747
Series 2020-AFC1, Class B1, 3.445%, 2/25/50 (a)(c)	4,228,000	4,248,328
Series 2020-AFC1, Class B2, 4.416%, 2/25/50 (a)(c)	5,459,650	5,499,450
Series 2019-NQM1, Class B2, 5.250%, 10/25/59 (a)(c)	7,247,550	7,531,844
Series 2021-NQM3, Class B1, 3.425%, 4/25/66 (a)(c)	6,274,899	6,236,677
Series 2021-NQM3, Class B2, 4.128%, 4/25/66 (a)(c)	921,499	915,229
Deephaven Residential Mortgage Trust
Series 2020-1, Class B2, 4.539%, 1/25/60 (a)(c)	2,667,000	2,658,834
Series 2021-1, Class B1, 3.101%, 5/25/65 (a)(c)	1,276,000	1,276,703
Series 2021-1, Class B2, 3.955%, 5/25/65 (a)(c)	3,200,000	3,174,598
Series 2021-4, Class B2, 4.537%, 11/25/66 (a)(c)(e)	4,000,000	3,923,608
Eagle RE Ltd.
Series 2021-1, Class M2, 4.500%
(SOFR30A + 4.450%), 10/25/33 (c)(h)	3,574,000	3,739,847
Ellington Financial Mortgage Trust
Series 2021-2, Class B1, 3.202%, 6/25/66 (a)(c)	3,315,000	3,315,242
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA6, Class A8, 0.592%
(1 Month LIBOR USD + 0.500%), 9/25/35 (h)	484,138	259,741
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.638%, 8/17/37 (c)	1,902,000	1,941,786
Series 2020-SFR1, Class G, 4.781%, 8/17/37 (c)	5,190,000	5,291,703
Flagstar Mortgage Trust
Series 2018-1, Class B5, 3.984%, 3/25/48 (a)(c)	1,206,000	1,220,794
Fort KL
Series 2021-SFR1, Class G, 4.105%, 9/17/38 (c)	11,811,000	11,836,157
GreenPoint Mortgage Funding Trust
Series 2005-AR4, Class 4A1A, 0.712%
(1 Month LIBOR USD + 0.620%), 10/25/45 (h)	18,572,326	17,457,150
GSAA Home Equity Trust
Series 2006-5, Class 2A1, 0.232%
(1 Month LIBOR USD + 0.140%), 3/25/36 (h)	28,179	12,517
JP Morgan Mortgage Trust
Series 2006-S4, Class A8, 0.472%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	5,687,942	1,674,879
Series 2014-IVR6, Class B4, 2.403%, 7/25/44 (a)(c)	500,500	499,850
Series 2017-1, Class B5, 3.478%, 1/25/47 (a)(c)	1,877,295	1,903,403
Series 2017-2, Class AX3, 0.500%, 5/25/47 (a)(c)(g)	5,039,038	36,343
Series 2017-3, Class 1AX1, 0.373%, 8/25/47 (a)(c)(g)	26,695,652	99,734
Series 2018-1, Class AX1, 0.193%, 6/25/48 (a)(c)(g)	63,683,769	79,598
Series 2018-3, Class AX1, 0.242%, 9/25/48 (a)(c)(g)	13,156,255	29,608

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
JP Morgan Mortgage Trust (Continued)
Series 2018-4, Class AX1, 0.236%, 10/25/48 (a)(c)(g)	$13,396,223	$25,713
Series 2017-6, Class AX1, 0.295%, 12/25/48 (a)(c)(g)	28,085,894	90,991
Series 2018-6, Class 1AX1, 0.476%, 12/25/48 (a)(c)(g)	8,606,903	36,103
Series 2018-8, Class AX1, 0.116%, 1/25/49 (a)(c)(g)	8,272,474	5,567
Series 2019-1, Class AX1, 0.201%, 5/25/49 (a)(c)(g)	18,941,873	16,989
Series 2019-3, Class B6, 4.044%, 9/25/49 (a)(c)	1,771,699	1,773,162
Series 2019-3, Class B4, 4.556%, 9/25/49 (a)(c)	3,137,208	3,161,165
Series 2019-3, Class B5, 4.556%, 9/25/49 (a)(c)	775,000	780,013
Series 2019-HYB1, Class B4, 3.695%, 10/25/49 (a)(c)	5,054,013	5,119,281
Series 2019-5, Class B6, 2.282%, 11/25/49 (a)(c)	3,333,261	3,375,337
Series 2019-5, Class B4, 4.477%, 11/25/49 (a)(c)	4,306,932	4,356,468
Series 2019-5, Class B5, 4.477%, 11/25/49 (a)(c)	1,232,439	1,283,483
Series 2019-6, Class AX1, 0.196%, 12/25/49 (a)(c)(g)	18,640,180	26,548
Series 2020-2, Class B5, 3.862%, 7/25/50 (a)(c)	2,271,026	2,268,532
Series 2020-2, Class B6Z, 7.229%, 7/25/50 (a)(c)	3,765,246	3,712,905
Series 2021-3, Class A3X, 0.500%, 7/1/51 (a)(c)(g)	69,527,678	1,364,078
Series 2021-6, Class AX4, 0.200%, 10/25/51 (a)(c)(g)	86,730,326	740,369
JP Morgan Residential Mortgage Acceptance Corp.
Series 2006-R1, Class 6A1, 5.153%, 9/28/44 (a)(c)	374,408	320,397
JP Morgan Wealth Management
Series 2021-CL1, Class M4, 2.800%
(SOFR30A + 2.750%), 3/25/51 (c)(h)	1,242,374	1,251,691
Series 2021-CL1, Class M5, 3.700%
(SOFR30A + 3.650%), 3/25/51 (c)(h)	845,616	853,783
Lehman Mortgage Trust
Series 2005-2, Class 2A1, 0.772%
(1 Month LIBOR USD + 0.680%), 12/25/35 (h)	1,347,062	811,171
Series 2008-4, Class A1, 0.472%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	33,953,922	10,588,755
Series 2006-9, Class 1A5, 0.692%
(1 Month LIBOR USD + 0.600%), 1/25/37 (h)	3,924,821	2,327,173
LSTAR Securities Investment Ltd.
Series 2019-3, Class A2, 3.586%
(1 Month LIBOR USD + 3.500%), 4/1/24 (c)(h)(k)	3,085,177	3,127,230
Series 2019-4, Class A2, 3.582%
(1 Month LIBOR USD + 3.500%), 5/1/24 (c)(h)(k)	9,889,863	10,152,363
Series 2021-1, Class A, 1.886%
(1 Month LIBOR USD + 1.800%), 2/1/26 (c)(h)(k)	1,114,396	1,125,877
Series 2021-2, Class A2, 2.849%
(1 Month LIBOR USD + 2.750%), 3/2/26 (c)(h)(k)	9,730,449	10,031,813

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
MASTR Asset Backed Securities Trust
Series 2003-WMC2, Class M5, 4.089%
(1 Month LIBOR USD + 6.000%), 8/25/33 (h)	$218,383	$288,194
Merrill Lynch Mortgage Investors Trust
Series 2005-AR1, Class M2, 1.097%
(1 Month LIBOR USD + 1.005%), 6/25/36 (h)	2,545,018	2,455,062
Mill City Mortgage Loan Trust
Series 2019-1, Class B1, 3.500%, 10/25/69 (a)(c)	2,245,863	2,273,482
Morgan Stanley Residential Mortgage Loan Trust
Series 2021-2, Class A1IO, 0.158%, 5/25/51 (a)(c)(g)	430,087,864	2,689,512
Series 2021-5, Class A9IO, 0.250%, 8/25/51 (a)(c)(g)	41,436,981	405,096
New Residential Mortgage LLC
Series 2018-FNT1, Class E, 4.890%, 5/25/23 (c)	369,959	369,245
Series 2018-FNT2, Class E, 5.120%, 7/25/54 (c)	1,265,212	1,266,573
New Residential Mortgage Loan Trust
Series 2014-1A, Class B1IO, 1.072%, 1/25/54 (a)(c)(g)	278,877	6,850
Series 2017-5A, Class B3, 2.588%, 6/25/57 (a)(c)	1,650,611	1,727,876
Series 2021-NQ2R, Class B1, 3.008%, 10/25/58 (a)(c)	2,034,000	2,042,077
Series 2021-NQ2R, Class B2, 3.963%, 10/25/58 (a)(c)	1,813,000	1,822,400
NMLT Trust
Series 2021-INV1, Class B1, 3.613%, 5/25/56 (a)(c)	7,326,000	7,401,733
Series 2021-INV1, Class B2, 4.413%, 5/25/56 (a)(c)	5,203,000	5,231,341
Series 2021-INV2, Class B2, 4.072%, 8/25/56 (a)(c)	4,000,000	3,991,356
Oaktown Re III Ltd.
Series 2019-1A, Class M2, 2.642%
(1 Month LIBOR USD + 2.550%), 7/25/29 (c)(h)	1,750,000	1,760,006
Oaktown Re Ltd.
Series 2021-1A, Class M1C, 3.050%
(SOFR30A + 3.000%), 10/25/33 (c)(h)(k)	2,489,000	2,472,977
Oaktown Re V Ltd.
Series 2020-2A, Class M2, 5.342%
(1 Month LIBOR USD + 5.250%), 10/25/30 (c)(h)	2,481,000	2,574,410
Oaktown Re VI Ltd.
Series 2021-1A, Class M2, 4.000%
(SOFR30A + 3.950%), 10/25/33 (c)(h)	1,226,000	1,274,560
Preston Ridge Partners Mortgage Trust
Series 2020-6, Class A2, 4.703%, 11/25/25 (c)(k)	500,000	500,512
Progress Residential Trust
Series 2021-SFR3, Class H, 4.750%, 5/17/26 (c)	1,633,000	1,636,191
Series 2020-SFR3, Class G, 4.105%, 10/17/27 (c)	4,082,000	4,110,694
Series 2020-SFR3, Class H, 6.234%, 10/17/27 (c)	2,150,000	2,165,353
Series 2019-SFR1, Class G, 5.309%, 8/17/35 (c)	3,985,000	4,021,264
Series 2019-SFR2, Class G, 5.085%, 5/17/36 (c)	2,937,000	2,953,704

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Progress Residential Trust (Continued)
Series 2019-SFR4, Class G, 3.927%, 10/17/36 (c)	$4,750,000	$4,737,901
Series 2020-SFR1, Class H, 5.268%, 4/17/37 (c)	6,050,000	6,234,871
Series 2021-SFR1, Class F, 2.757%, 4/17/38 (c)	2,000,000	1,951,826
Series 2021-SFR1, Class H, 5.004%, 4/17/38 (c)	2,120,000	2,176,318
Series 2021-SFR2, Class G, 4.254%, 4/19/38 (c)	8,879,000	8,989,845
Series 2021-SFR2, Class H, 4.998%, 4/19/38 (c)	934,000	955,279
Series 2021-SFR6, Class G, 4.003%, 7/17/38 (c)	10,075,000	10,157,232
Series 2021-SFR8, Class G, 4.005%, 10/17/38 (c)	2,470,000	2,475,239
RAAC Series Trust
Series 2004-SP1, Class AI3, 6.118%, 3/25/34 (l)	3,418	3,458
Radnor RE Ltd.
Series 2021-2, Class M1B, 3.748%
(SOFR30A + 3.700%), 11/25/31 (c)(h)	1,339,000	1,356,210
Series 2021-2, Class M2, 5.048%
(SOFR30A + 5.000%), 11/25/31 (c)(h)	1,234,000	1,274,337
Series 2021-1, Class M1C, 2.750%
(SOFR30A + 2.700%), 12/27/33 (c)(h)	4,160,000	4,179,162
RALI Series Trust
Series 2006-QS6, Class 1AV, 0.767%, 6/25/36 (a)(g)	6,101,093	138,602
Series 2006-QS6, Class 1A11, 0.792%
(1 Month LIBOR USD + 0.700%), 6/25/36 (h)	2,695,335	2,176,174
Series 2007-QS1, Class 1A5, 0.642%
(1 Month LIBOR USD + 0.550%), 1/25/37 (h)	4,835,145	3,680,406
RAMP Series Trust
Series 2007-RS1, Class A3, 0.432%
(1 Month LIBOR USD + 0.170%), 2/25/37 (h)	10,692,715	5,529,182
Series 2007-RS1, Class A4, 0.652%
(1 Month LIBOR USD + 0.280%), 2/25/37 (h)	10,547,597	1,907,798
RCKT Mortgage Trust
Series 2019-1, Class B5, 3.881%, 9/25/49 (a)(c)	1,225,000	1,226,713
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, 0.452%
(1 Month LIBOR USD + 0.360%), 3/25/35 (c)(h)	2,069,142	1,986,495
Series 2006-R1, Class AF1, 0.432%
(1 Month LIBOR USD + 0.340%), 1/25/36 (c)(h)	2,809,891	2,772,605
Residential Accredit Loans, Inc. Series Trust
Series 2005-QS13, Class 2A1, 0.792%
(1 Month LIBOR USD + 0.700%), 9/25/35 (h)	3,577,926	3,104,725
Series 2006-QS6, Class 1A9, 0.692%
(1 Month LIBOR USD + 0.600%), 6/25/36 (h)	3,297,544	2,644,570
Series 2008-QR1, Class 2A1, 0.592%
(1 Month LIBOR USD + 0.500%), 9/25/36 (h)	1,776,229	1,439,639

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Residential Accredit Loans, Inc. Series Trust (Continued)
Series 2006-QS18, Class 1A1, 0.692%
(1 Month LIBOR USD + 0.600%), 12/25/36 (h)	$3,436,437	$2,950,272
Residential Funding Securities Corp.
Series 2002-RP1, Class A1, 0.952%
(1 Month LIBOR USD + 0.860%), 3/25/33 (c)(h)	570,877	573,463
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class BX, 2.720%, 5/25/57 (a)	3,806,762	2,275,354
Series 2018-2, Class XSIO, 0.065%, 11/25/57 (a)(g)	493,202,329	1,254,386
Series 2018-2, Class BX, 0.965%, 11/25/57 (a)	8,060,032	4,398,128
Series 2019-2, Class M, 4.750%, 8/25/58 (a)(c)	2,000,000	2,092,147
Series 2020-1, Class BXS, 5.666%, 8/25/59 (a)(c)	7,450,098	4,793,157
Sequoia Mortgage Trust
Series 2016-1, Class AIO1, 0.300%, 6/25/46 (a)(c)(g)	26,367,865	148,696
Series 2017-1, Class AIO3, 0.500%, 2/25/47 (a)(c)(g)	4,331,695	38,158
Series 2018-7, Class AIO1, 0.237%, 9/25/48 (a)(c)(g)	21,417,984	8,853
Series 2019-4, Class B4, 3.787%, 11/25/49 (a)(c)	1,908,000	1,931,275
Series 2019-5, Class B4, 3.759%, 12/25/49 (a)(c)	1,982,724	1,997,028
Series 2020-2, Class B4, 3.662%, 3/25/50 (a)(c)	2,191,097	2,230,318
Shellpoint Co-Originator Trust
Series 2017-1, Class AX1, 0.133%, 4/25/47 (a)(c)(g)	52,092,172	81,782
Star Trust
Series 2021-SFR1, Class G, 3.292%
(1 Month LIBOR USD + 3.200%), 4/17/38 (c)(h)	10,945,000	10,940,699
Series 2021-SFR1, Class H, 4.542%
(1 Month LIBOR USD + 4.450%), 4/17/38 (c)(h)	1,000,000	996,274
Starwood Mortgage Residential Trust
Series 2020-INV1, Class B1, 3.257%, 11/25/55 (c)	2,750,000	2,765,218
Series 2020-INV1, Class B2, 4.261%, 11/25/55 (c)	1,000,000	1,005,224
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-21, Class 3A1, 2.884%, 11/25/35 (a)	36,500	34,574
Terwin Mortgage Trust
Series 2004-4SL, Class B3, 8.000%, 3/25/34 (a)(c)	32,882	28,767
Towd Point Mortgage Trust
Series 2019-HY1, Class B1, 2.242%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	3,350,000	3,520,124
Series 2019-HY1, Class B2, 2.242%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	11,739,000	11,768,109
Series 2019-HY1, Class B3, 2.242%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	6,170,000	6,183,015
Series 2019-HY1, Class B4, 2.242%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	6,170,000	6,029,712
Series 2016-2, Class B3, 3.420%, 8/25/55 (a)(c)	4,000,000	4,052,949

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Towd Point Mortgage Trust (Continued)
Series 2017-5, Class B2, 2.192%
(1 Month LIBOR USD + 2.100%), 2/25/57 (c)(h)	$6,641,000	$6,765,215
Series 2017-5, Class B3, 2.592%
(1 Month LIBOR USD + 2.500%), 2/25/57 (c)(h)	5,415,000	5,465,138
Series 2019-1, Class B2, 3.678%, 3/25/58 (a)(c)	4,000,000	4,291,226
Series 2018-6, Class B2, 3.830%, 3/25/58 (a)(c)	2,750,000	2,688,837
Series 2019-HY2, Class B2, 2.342%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	8,639,000	8,773,305
Series 2019-HY2, Class B3, 2.342%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	2,294,000	2,319,128
Series 2019-HY2, Class B4, 2.342%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	1,836,000	1,831,689
Series 2018-3, Class B2, 3.626%, 5/25/58 (a)(c)	1,750,000	1,752,632
Series 2018-4, Class B2, 3.259%, 6/25/58 (a)(c)	1,750,000	1,696,653
Series 2018-5, Class B1, 3.386%, 7/25/58 (a)(c)	9,000,000	9,275,957
Series 2018-5, Class B2, 3.386%, 7/25/58 (a)(c)	1,750,000	1,730,143
Series 2019-SJ1, Class XA, 5.000%, 11/25/58 (a)(c)	7,076,015	7,070,022
Series 2019-SJ2, Class XA, 5.000%, 11/25/58 (a)(c)	14,652,654	15,026,491
Series 2019-HY3, Class B1, 2.092%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	5,514,000	5,673,251
Series 2019-HY3, Class B2, 2.092%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	4,130,000	4,160,678
Series 2019-HY3, Class B3, 2.092%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	1,106,000	1,045,664
Series 2019-HY3, Class B4, 2.092%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	1,105,000	1,078,391
TRK Trust
Series 2021-INV2, Class B1, 4.104%, 11/25/56 (a)(c)	4,000,000	3,952,186
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.452%, 7/25/59 (a)(c)	500,000	502,205
Series 2019-INV3, Class B2, 4.791%, 11/25/59 (a)(c)	650,000	658,565
Series 2020-1, Class B1, 3.624%, 1/25/60 (a)(c)	3,692,000	3,723,168
Series 2020-INV1, Class B1, 5.750%, 3/25/60 (a)(c)(k)	850,000	873,233
Series 2021-R1, Class B2, 4.199%, 10/25/63 (a)(c)	2,023,000	2,027,131
Series 2021-R3, Class B1, 3.066%, 4/25/64 (a)(c)	3,524,000	3,505,828
Series 2021-R3, Class B2, 4.070%, 4/25/64 (a)(c)	3,081,000	3,086,535
Series 2020-5, Class B1, 3.707%, 5/25/65 (a)(c)	1,882,000	1,917,150
Series 2020-5, Class B2, 4.710%, 5/25/65 (a)(c)	1,098,000	1,113,018
Series 2021-2, Class B1, 3.194%, 2/25/66 (a)(c)	2,445,000	2,436,067
Series 2021-2, Class B2, 4.199%, 2/25/66 (a)(c)	1,376,000	1,370,959
Series 2021-5, Class B2, 3.941%, 9/25/66 (a)(c)	1,750,000	1,753,535
Series 2021-6, Class B2, 4.526%, 10/25/66 (a)(c)	4,369,000	4,329,949

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
VOLT LLC
Series 2021-NPL4, Class A2, 4.949%, 3/27/51 (c)(k)	$1,500,000	$1,504,692
VOLT XCII LLC
Series 2021-NPL1, Class A2, 4.949%, 2/27/51 (c)(k)	7,000,000	7,073,948
VOLT XCIII LLC
Series 2021-NPL2, Class A2, 4.826%, 2/27/51 (c)(k)	4,500,000	4,600,150
VOLT XCIV LLC
Series 2021-NPL3, Class A2, 4.949%, 2/27/51 (c)(k)	2,500,000	2,479,825
VOLT XCIX LLC
Series 2021-NPL8, Class A2, 4.949%, 4/25/51 (c)(k)	5,000,000	5,039,540
VOLT XCVII LLC
Series 2021-NPL6, Class A2, 4.826%, 4/25/51 (c)(k)	12,600,000	12,508,578
VOLT XCVIII LLC
Series 2021-NPL7, Class A2, 4.949%, 4/25/51 (c)	3,247,000	3,288,422
WaMu Mortgage Pass-Through Certificates
Series 2005-AR1, Class B1, 0.917%
(1 Month LIBOR USD + 0.825%), 1/25/45 (h)	4,874,302	4,673,069
Series 2005-AR6, Class B1, 0.992%
(1 Month LIBOR USD + 0.900%), 4/25/45 (h)	3,863,217	3,067,946
Series 2005-AR13, Class B1, 0.992%
(1 Month LIBOR USD + 0.900%), 10/25/45 (h)	7,621,187	6,582,701
Washington Mutual Mortgage
Pass-Through Certificates Series Trust
Series 2007-4, Class 1A5, 7.000%, 6/25/37	5,269,818	3,281,904
Series 2006-AR9, Class 2A, 0.923%
(12 Month US Treasury Average + 0.840%), 11/25/46 (h)	3,110,562	2,705,723
Series 2007-OA1, Class 1A, 0.793%
(12 Month US Treasury Average + 0.710%), 12/25/46 (h)	3,119,903	2,965,646
Wells Fargo Mortgage Backed Securities
Series 2018-1, Class AIO1, 0.187%, 7/25/47 (a)(c)(g)	29,310,292	58,174
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $743,758,265)		711,802,074

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.4%
BasePoint – BP SLL Trust, Series SPL-III
10.500%, 12/31/22 (d)(e)	4,995,532	4,995,532
CCTC Acquisition Partners LLC,
Convertible Promissory Note
12.000%, 2/8/22 (e)(f)(i)	749,058	—
Total Private Placement Participation Agreements
(cost $5,744,590)		4,995,532

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Shares	Value
MONEY MARKET FUND – 1.9%
First American Government
Obligations Fund – Class Z, 0.020% (b)	22,346,704	$22,346,704
Total Money Market Fund (cost $22,346,704)		22,346,704
Total Investments (cost $1,213,789,348) – 100.1%		1,189,924,008
Liabilities less Other Assets – (0.1)%		(962,963)
TOTAL NET ASSETS – 100.0%		$1,188,961,045

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2021.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2021.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2021, the value of these investments was $1,027,617,390 or 86.4% of total net assets.

(d)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of Basepoint – BP SLL Trust, Series SPL-III. As of November 30, 2021, the value of this investment was $4,995,532 or 0.4% of total net assets. The security was acquired from July 2018 to November 2021 at a cost of $4,995,532.

(e)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust. Value determined using significant unobservable inputs. As of November 30, 2021, the total value of fair valued securities was $11,219,081 or 0.9% of total net assets.

(f)	Non-income producing.
(g)	Interest only security.
(h)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2021.
(i)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of CCTC Acquisition Partners LLC. As of November 30, 2021, the value of this investment was $0 or 0.0% of total net assets. The security was acquired in February 2018 at a cost of $749,058.

(j)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of November 30, 2021.
(l)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of November 30, 2021.

FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – AGENCY – 0.0%
Small Business Administration Participation Certificates
Series 2012-10E, Class 1, 0.980%, 9/1/22	$15	$15
Total Asset-Backed Securities – Agency (cost $15)		15

ASSET-BACKED SECURITIES – NON-AGENCY – 11.2%
American Credit Acceptance Receivables Trust
Series 2018-3, Class E, 5.170%, 10/15/24 (c)	3,000,000	3,066,107
Series 2019-3, Class E, 3.800%, 9/12/25 (c)	2,100,000	2,163,121
DT Auto Owner Trust
Series 2019-2A, Class D, 3.480%, 2/18/25 (c)	500,000	513,992
Series 2019-4A, Class D, 2.850%, 7/15/25 (c)	3,655,000	3,758,520
Series 2020-2A, Class D, 4.730%, 3/16/26 (c)	2,715,000	2,888,480
Exeter Automobile Receivables Trust
Series 2020-2A, Class D, 4.730%, 4/15/26 (c)	3,500,000	3,686,179
Series 2021-2A, Class D, 1.400%, 4/15/27	800,000	789,273
Series 2021-4A, Class D, 1.960%, 1/17/28	560,000	560,034
First Investors Auto Owner Trust
Series 2017-2A, Class E, 5.480%, 10/15/24 (c)	2,440,000	2,451,232
Series 2019-1A, Class D, 3.550%, 4/15/25 (c)	3,000,000	3,080,842
GLS Auto Receivables Trust
Series 2020-2A, Class C, 4.570%, 4/15/26 (c)	2,500,000	2,641,890
Series 2020-4A, Class D, 1.640%, 10/15/26 (c)	1,750,000	1,763,263
Santander Drive Auto Receivables Trust
Series 2021-2, Class D, 1.350%, 7/15/27	830,000	830,947
SLM Private Credit Student Loan Trust
Series 2003-C, Class A5, 2.930%
(28 Day Auction Rate + 0.000%), 9/15/32 (f)	250,000	248,930
SoFi Professional Loan Program, LLC
Series 2016-B, Class A1, 1.292%
(1 Month LIBOR USD + 1.200%), 6/25/33 (c)(f)	107,913	108,297
Series 2016-C, Class A1, 1.192%
(1 Month LIBOR USD + 1.100%), 10/27/36 (c)(f)	159,129	159,603
Series 2015-D, Class A1, 1.592%
(1 Month LIBOR USD + 1.500%), 10/27/36 (c)(f)	104,179	104,353
South Carolina Student Loan Corp.
Series 2013-1, Class A, 0.592%
(1 Month LIBOR USD + 0.500%), 1/25/41 (f)	104,528	104,418

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Westlake Automobile Receivables Trust
Series 2019-1A, Class E, 4.490%, 7/15/24 (c)	$2,960,000	$3,061,090
Series 2020-2A, Class D, 2.760%, 1/15/26 (c)	3,000,000	3,081,217
Total Asset-Backed Securities – Non-Agency
(cost $34,664,027)		35,061,788

COLLATERALIZED LOAN OBLIGATIONS – 15.5%
Anchorage Capital CLO Ltd.
Series 2014-4RA, Class A, 1.186%
(3 Month LIBOR USD + 1.050%), 1/28/31 (c)(f)	2,500,000	2,503,117
APIDOS CLO XXIV LLC
Series 2016-24A, Class A1AL, 1.082%
(3 Month LIBOR USD + 0.950%), 10/21/30 (c)(f)	2,500,000	2,499,375
Atlas Senior Loan Fund IX Ltd.
Series 2018-9A, Class A, 1.002%
(3 Month LIBOR USD + 0.870%), 4/20/28 (c)(f)	1,849,698	1,850,659
Carlyle Global Market Strategies CLO Ltd.
Series 2015-3A, Class A1R, 1.136%
(3 Month LIBOR USD + 1.000%), 7/28/28 (c)(f)	3,048,601	3,049,705
Series 2014-5A, Class A1RR, 1.264%
(3 Month LIBOR USD + 1.140%), 7/15/31 (c)(f)	494,659	494,610
Catamaran CLO Ltd.
Series 2013-1A, Class AR, 0.985%
(3 Month LIBOR USD + 0.850%), 1/27/28 (c)(f)	570,664	570,498
CIFC Funding Ltd.
Series 2015-2A, Class AR2, 1.134%
(3 Month LIBOR USD + 1.010%), 4/15/30 (c)(f)	2,500,000	2,502,090
Series 2014-2RA, Class A1, 1.174%
(3 Month LIBOR USD + 1.050%), 4/24/30 (c)(f)	1,760,000	1,760,973
Crestline Denali CLO XVII Ltd.
Series 2018-1A, Class AR, 1.184%
(3 Month LIBOR USD + 1.060%), 10/15/31 (c)(f)	2,500,000	2,502,485
Ellington CLO IV Ltd.
Series 2019-4A, Class AR, 1.704%
(3 Month LIBOR USD + 1.580%), 4/15/29 (c)(f)	1,546,519	1,547,283
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A, 1.424%
(3 Month LIBOR USD + 1.300%), 7/15/27 (c)(f)	430,394	430,559
ICG U.S. CLO Ltd.
Series 2015-1A, Class A1R, 1.264%
(3 Month LIBOR USD + 1.140%), 10/19/28 (c)(f)	1,580,055	1,581,268

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
KKR Financial CLO Ltd.
Series 2013-1A, Class A1R, 1.414%
(3 Month LIBOR USD + 1.290%), 4/15/29 (c)(f)	$2,000,000	$2,001,461
LCM XXV Ltd.
Series 2017-25A, Class A, 1.342%
(3 Month LIBOR USD + 1.210%), 7/20/30 (c)(f)	791,000	791,240
Mountain View CLO X Ltd.
Series 2015-10A, Class AR, 0.942%
(3 Month LIBOR USD + 0.820%), 10/13/27 (c)(f)	1,372,750	1,373,508
Nassau II Ltd.
Series 2017-IIA, Class AL, 1.374%
(3 Month LIBOR USD + 1.250%), 1/15/30 (c)(f)	800,000	799,000
Newfleet CLO Ltd.
Series 2016-1A, Class A1R, 1.082%
(3 Month LIBOR USD + 0.950%), 4/20/28 (c)(f)	178,813	178,383
OCP CLO Ltd.
Series 2015-10A, Class A1R, 0.945%
(3 Month LIBOR USD + 0.820%), 10/26/27 (c)(f)	642,089	642,089
OZLM XII Ltd.
Series 2015-12A, Class A1R, 1.182%
(3 Month LIBOR USD + 1.050%), 4/30/27 (c)(f)	244,948	245,060
Saranac CLO III Ltd.
Series 2014-3A, Class ALR, 1.725%
(3 Month LIBOR USD + 1.600%), 6/22/30 (c)(f)	1,778,265	1,778,621
Saranac CLO VII Ltd.
Series 2014-2A, Class A1AR, 1.390%
(3 Month LIBOR USD + 1.230%), 11/20/29 (c)(f)	2,706,909	2,704,291
Sound Point CLO XXI Ltd.
Series 2018-3A, Class A1A, 1.305%
(3 Month LIBOR USD + 1.180%), 10/26/31 (c)(f)	1,000,000	1,001,252
Telos CLO Ltd.
Series 2013-4A, Class AR, 1.362%
(3 Month LIBOR USD + 1.240%), 1/17/30 (c)(f)	1,239,363	1,237,797
THL Credit Wind River CLO Ltd.
Series 2014-2A, Class AR, 1.264%
(3 Month LIBOR USD + 1.140%), 1/15/31 (c)(f)	2,500,000	2,498,750
Venture XVII CLO Ltd.
Series 2014-17A, Class ARR, 1.004%
(3 Month LIBOR USD + 0.880%), 4/15/27 (c)(f)	1,536,562	1,536,559
Wellfleet CLO Ltd.
Series 2017-2A, Class A1R, 1.192%
(3 Month LIBOR USD + 1.060%), 10/20/29 (c)(f)	4,000,000	4,005,036

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Wind River CLO Ltd.
Series 2016-1A, Class AR, 1.174%
(3 Month LIBOR USD + 1.050%), 7/15/28 (c)(f)	$414,518	$414,677
Series 2014-1A, Class ARR, 1.172%
(3 Month LIBOR USD + 1.050%), 7/18/31 (c)(f)	3,366,147	3,362,199
York CLO Ltd.
Series 2016-2A, Class A1R, 1.222%
(3 Month LIBOR USD + 1.090%), 4/20/32 (c)(f)	1,030,000	1,031,525
Zais CLO 8 Ltd.
Series 2018-1A, Class A, 1.074%
(3 Month LIBOR USD + 0.950%), 4/15/29 (c)(f)	1,822,547	1,822,164
Total Collateralized Loan Obligations
(cost $48,616,855)		48,716,234

COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
GNMA
Series 2009-4, Class IO, 0.390%, 1/16/49 (a)(i)	319,389	2,039
Total Commercial Mortgage-Backed Securities – Agency
(cost $1,684)		2,039

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 24.6%
Arbor Realty Collateralized Loan Obligation Ltd.
Series 2021-FL2, Class C, 2.040%
(1 Month LIBOR USD + 1.950%), 5/15/36 (c)(f)	3,113,000	3,123,617
Series 2021-FL2, Class D, 2.590%
(1 Month LIBOR USD + 2.500%), 5/15/36 (c)(f)	3,000,000	2,998,164
Bayview Commercial Asset Trust
Series 2007-2A, Class A1, 0.362%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(f)	237,552	229,208
BDS Ltd.
Series 2021-FL7, Class D, 2.439%
(1 Month LIBOR USD + 2.350%), 6/16/36 (c)(f)	3,250,000	3,255,581
Series 2021-FL7, Class E, 2.889%
(1 Month LIBOR USD + 2.800%), 6/16/36 (c)(f)	2,500,000	2,496,640
BRSP Ltd.
Series 2021-FL1, Class B, 1.989%
(1 Month LIBOR USD + 1.900%), 8/19/38 (c)(h)	750,000	752,170
BX Commercial Mortgage Trust
Series 2018-IND, Class E, 1.790%
(1 Month LIBOR USD + 1.700%), 11/15/35 (c)(f)	1,107,630	1,106,982

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
BX Commercial Mortgage Trust (Continued)
Series 2019-MMP, Class A, 1.090%
(1 Month LIBOR USD + 1.000%), 8/15/36 (c)(f)	$2,985,062	$2,976,777
Series 2021-VOLT, Class F, 2.490%
(1 Month LIBOR USD + 2.400%), 9/15/36 (c)(f)	2,500,000	2,492,275
Series 2021-VOLT, Class G, 2.940%
(1 Month LIBOR USD + 2.850%), 9/15/36 (c)(f)	1,500,000	1,497,229
Series 2019-XL, Class F, 2.090%
(1 Month LIBOR USD + 2.000%), 10/15/36 (c)(f)	850,000	846,277
Series 2019-XL, Class G, 2.390%
(1 Month LIBOR USD + 2.300%), 10/15/36 (c)(f)	1,275,000	1,266,055
Series 2020-BXLP, Class E, 1.690%
(1 Month LIBOR USD + 1.600%), 12/15/36 (c)(f)	1,670,082	1,664,698
Series 2021-VINO, Class D, 1.442%
(1 Month LIBOR USD + 1.352%), 5/15/38 (c)(f)	1,500,000	1,499,844
Series 2021-SOAR, Class E, 1.890%
(1 Month LIBOR USD + 1.800%), 6/15/38 (c)(f)	3,500,000	3,482,885
BX Trust
Series 2021-BXMF, Class G, 3.440%
(1 Month LIBOR USD + 3.350%), 10/15/26 (c)(f)	1,000,000	982,394
BXMT Ltd.
Series 2020-FL3, Class A, 1.562%
(1 Month LIBOR USD + 1.514%), 3/15/37 (c)(h)	1,250,000	1,255,870
Series 2020-FL3, Class C, 2.712%
(1 Month LIBOR USD + 2.664%), 3/15/37 (c)(h)	1,250,000	1,256,665
Series 2020-FL2, Class C, 1.812%
(1 Month LIBOR USD + 1.764%), 2/15/38 (c)(h)	2,950,000	2,945,938
Series 2020-FL2, Class D, 2.112%
(1 Month LIBOR USD + 2.064%), 2/15/38 (c)(h)	3,500,000	3,484,183
Series 2021-FL4, Class C, 1.840%
(1 Month LIBOR USD + 1.750%), 5/15/38 (c)(h)	3,000,000	2,999,433
Series 2021-FL4, Class D, 2.340%
(1 Month LIBOR USD + 2.250%), 5/15/38 (c)(h)	3,500,000	3,495,026
DBCG Mortgage Trust
Series 2017-BBG, Class C, 1.100%
(1 Month LIBOR USD + 1.000%), 6/15/34 (c)(f)	350,000	348,623
GPMT Ltd.
Series 2019-FL2, Class A, 1.389%
(1 Month LIBOR USD + 1.300%), 2/22/36 (c)(f)	1,395,701	1,399,924
Great Wolf Trust
Series 2019-WOLF, Class A, 1.124%
(1 Month LIBOR USD + 1.034%), 12/15/36 (c)(f)	3,000,000	3,001,875

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Greystone CRE Ltd.
Series 2021-HC2, Class A, 1.890%
(1 Month LIBOR USD + 1.800%), 12/15/39 (c)(f)	$720,000	$720,000
HGI CRE CLO Ltd.
Series 2021-FL2, Class D, 2.239%
(1 Month LIBOR USD + 2.150%), 10/19/26 (c)(h)	1,500,000	1,501,009
Series 2021-FL2, Class E, 2.539%
(1 Month LIBOR USD + 2.450%), 10/19/26 (c)(h)	2,038,000	2,039,406
Series 2021-FL1, Class C, 1.789%
(1 Month LIBOR USD + 1.700%), 6/16/36 (c)(f)	2,500,000	2,505,505
Series 2021-FL1, Class D, 2.439%
(1 Month LIBOR USD + 2.350%), 6/16/36 (c)(f)	2,468,000	2,473,425
Series 2021-FL1, Class E, 3.039%
(1 Month LIBOR USD + 2.950%), 6/16/36 (c)(f)	750,000	751,634
IMT Trust
Series 2017-APTS, Class DFL, 1.640%
(1 Month LIBOR USD + 1.550%), 6/15/34 (c)(f)	352,056	352,604
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-3A, Class AJ, 4.894%, 10/25/37 (a)(c)	376,489	376,354
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 3.342%
(1 Month LIBOR USD + 3.250%), 10/15/49 (c)(f)	1,500,000	1,512,676
Multi-Family Housing Mortgage Loan Trust
Series 2021-FL5, Class D, 2.662%
(1 Month LIBOR USD + 2.614%), 7/15/36 (c)(f)	3,000,000	3,005,450
Series 2021-FL6, Class C, 1.939%
(1 Month LIBOR USD + 1.850%), 7/16/36 (c)(f)	3,300,000	3,302,248
Series 2021-FL7, Class E, 2.889%
(1 Month LIBOR USD + 2.800%), 10/16/36 (c)(f)	1,700,000	1,705,352
Silver Hill Trust
Series 2019-SBC1, Class A1, 3.102%, 11/25/49 (a)(c)	1,653,885	1,678,221
STWD Ltd.
Series 2021-FL2, Class D, 2.889%
(1 Month LIBOR USD + 2.800%), 4/18/38 (c)(f)	2,000,000	2,001,713
Velocity Commercial Capital Loan Trust
Series 2017-2, Class AFL, 0.992%
(1 Month LIBOR USD + 0.900%), 11/25/47 (c)(f)	160,733	159,330
Series 2019-2, Class M3, 3.480%, 7/25/49 (a)(c)	582,743	587,265
VMC Finance LLC
Series 2019-FL3, Class AS, 1.489%
(1 Month LIBOR USD + 1.400%), 9/15/36 (c)(f)	1,761,922	1,762,709
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $76,925,205)		77,293,234

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 22.2%
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 2M2, 5.092%
(1 Month LIBOR USD + 5.000%), 11/25/24 (f)	$361,099	$366,362
Series 2017-C01, Class 1ED1, 1.342%
(1 Month LIBOR USD + 1.250%), 7/25/29 (f)	508,797	509,156
Series 2017-C04, Class 2M2, 2.942%
(1 Month LIBOR USD + 2.850%), 11/25/29 (f)	1,170,946	1,205,868
Series 2017-C05, Class 1M2C, 2.292%
(1 Month LIBOR USD + 2.200%), 1/25/30 (f)	3,685,000	3,758,785
Series 2017-C07, Class 1M2A, 2.492%
(1 Month LIBOR USD + 2.400%), 5/25/30 (f)	31,469	31,433
Series 2018-C01, Class 1M2, 2.342%
(1 Month LIBOR USD + 2.250%), 7/25/30 (f)	1,730,112	1,752,304
Series 2018-C01, Class 1M2C, 2.342%
(1 Month LIBOR USD + 2.250%), 7/25/30 (f)	2,669,804	2,709,064
Series 2019-R01, Class 2B1, 4.442%
(1 Month LIBOR USD + 4.350%), 7/25/31 (c)(f)	1,250,000	1,283,326
Series 2019-R02, Class 1B1, 4.242%
(1 Month LIBOR USD + 4.150%), 8/25/31 (c)(f)	1,530,000	1,564,424
Series 2019-R06, Class 2B1, 3.842%
(1 Month LIBOR USD + 3.750%), 9/25/39 (c)(f)	1,000,000	1,006,340
Series 2020-SBT1, Class 1M2, 3.742%
(1 Month LIBOR USD + 3.650%), 2/25/40 (c)(f)	1,500,000	1,557,384
Series 2021-R01, Class 1M2, 1.600%
(SOFR30A + 1.550%), 10/25/41 (c)(f)	3,350,000	3,366,767
Series 2021-R01, Class 1B1, 3.150%
(SOFR30A + 3.100%), 10/25/41 (c)(f)	1,150,000	1,158,625
Series 2021-R02, Class 2M2, 2.050%
(SOFR30A + 2.000%), 11/25/41 (c)(f)	3,500,000	3,514,235
FHLMC REMIC Trust
Series 3823, Class GA, 3.500%, 1/15/26	1,101	1,116
Series 3834, Class GA, 3.500%, 3/15/26	1,973	2,007
Freddie Mac STACR REMIC Trust
Series 2021-HQA1, Class M2AS, 1.300%
(SOFR30A + 1.250%), 8/25/33 (c)(f)	4,500,000	4,503,142
Series 2021-DNA3, Class M2, 2.150%
(SOFR30A + 2.100%), 10/25/33 (c)(f)	4,912,000	4,958,841
Series 2021-DNA3, Class B1, 3.550%
(SOFR30A + 3.500%), 10/25/33 (c)(f)	1,500,000	1,551,529
Series 2021-DNA5, Class M2, 1.700%
(SOFR30A + 1.650%), 1/25/34 (c)(f)	3,813,000	3,839,863

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Freddie Mac STACR REMIC Trust (Continued)
Series 2021-DNA5, Class B1, 3.100%
(SOFR30A + 3.050%), 1/25/34 (c)(f)	$3,269,000	$3,303,414
Series 2020-HQA2, Class M2, 3.192%
(1 Month LIBOR USD + 3.100%), 3/25/50 (c)(f)	1,383,080	1,397,924
Series 2020-DNA4, Class B1, 6.092%
(1 Month LIBOR USD + 6.000%), 8/25/50 (c)(f)	1,100,000	1,163,594
Series 2020-HQA4, Class M2, 3.242%
(1 Month LIBOR USD + 3.150%), 9/25/50 (c)(f)	2,847,221	2,861,913
Freddie Mac Structured Agency Credit Risk
Series 2015-HQ2, Class M3, 3.342%
(1 Month LIBOR USD + 3.250%), 5/25/25 (f)	380,384	384,988
Series 2017-DNA2, Class M1, 1.292%
(1 Month LIBOR USD + 1.200%), 10/25/29 (f)	133,998	134,208
Series 2017-HQA3, Class M2B, 2.442%
(1 Month LIBOR USD + 2.350%), 4/25/30 (f)	1,500,000	1,528,643
Series 2021-DNA2, Class M2, 2.350%
(SOFR30A + 2.300%), 8/25/33 (c)(f)	4,112,000	4,195,669
Series 2021-DNA2, Class B1, 3.450%
(SOFR30A + 3.400%), 8/25/33 (c)(f)	1,750,000	1,798,629
Series 2021-DNA6, Class M2, 1.550%,
(SOFR30A + 1.500%), 10/25/41 (c)(f)	920,000	921,872
Series 2018-HRP1, Class M2, 1.742%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(f)	581,330	582,517
Series 2018-HRP2, Class M3, 2.492%
(1 Month LIBOR USD + 2.400%), 2/25/47 (c)(f)	3,803,000	3,870,823
Series 2018-SPI2, Class M2, 3.808%, 5/25/48 (a)(c)	107,891	108,067
Series 2019-FTR2, Class M1, 1.042%
(1 Month LIBOR USD + 0.950%), 11/25/48 (c)(f)	1,527,966	1,528,428
Series 2020-HQA5, Class M2, 2.650%
(SOFR30A + 2.600%), 11/25/50 (c)(f)	3,546,177	3,584,681
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7, Class M2, 1.848%
(SOFR30A + 1.800%), 11/25/41 (c)(f)	3,330,000	3,342,498
Freddie Mac Whole Loan Securities Trust
Series 2016-SC02, Class M1, 3.652%, 10/25/46 (a)	43,914	44,084
Series 2017-SC01, Class M1, 3.641%, 12/25/46 (a)(c)	431,047	436,449
GNMA
Series 2008-55, Class WT, 5.420%, 6/20/37 (a)	7,877	8,549
Series 2010-144, Class DK, 3.500%, 9/16/39	5,408	5,447
Total Residential Mortgage-Backed Securities – Agency
(cost $69,398,199)		69,842,968

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 24.7%
American Homes 4 Rent Trust
Series 2015-SFR2, Class D, 5.036%, 10/17/52 (c)	$1,250,000	$1,345,281
AMSR Trust
Series 2020-SFR2, Class G, 4.000%, 7/17/37 (c)	1,700,000	1,705,402
Series 2020-SFR2, Class E2, 4.277%, 7/17/37 (c)	250,000	259,812
Series 2020-SFR4, Class G2, 4.870%, 11/17/37 (c)	2,089,000	2,170,329
Angel Oak Mortgage Trust
Series 2020-4, Class M1, 3.802%, 6/25/65 (a)(c)	4,000,000	4,128,527
Series 2021-3, Class M1, 2.479%, 5/25/66 (a)(c)	620,000	624,692
Series 2021-3, Class B1, 3.285%, 5/25/66 (a)(c)	1,633,000	1,635,495
Bellemeade Re Ltd.
Series 2020-2A, Class M2, 6.092%
(1 Month LIBOR USD + 6.000%), 8/26/30 (c)(f)	1,000,000	1,059,629
Series 2020-3A, Class M1C, 3.792%
(1 Month LIBOR USD + 3.700%), 10/25/30 (c)(f)	3,753,000	3,940,242
Series 2020-3A, Class M2, 4.942%
(1 Month LIBOR USD + 4.850%), 10/25/30 (c)(f)	1,764,000	1,866,243
Series 2021-1A, Class M1C, 3.000%
(SOFR30A + 2.950%), 3/25/31 (c)(f)	2,685,000	2,780,106
Series 2021-2A, Class M1C, 1.900%
(SOFR30A + 1.850%), 6/25/31 (c)(f)	3,450,000	3,479,396
Series 2021-3A, Class M1C, 1.600%
(SOFR30A + 1.550%), 9/25/31 (c)(f)	1,725,000	1,731,783
Bombardier Capital Mortgage Securitization Corp.
Series 1999-B, Class A3, 7.180%, 12/15/29 (a)	86,567	16,452
Boston Lending Trust
Series 2021-1, Class M1, 2.000%, 7/25/61 (c)(h)	1,081,224	1,005,997
Series 2021-1, Class M2, 2.000%, 7/25/61 (c)(h)	502,895	447,356
Centex Home Equity Loan Trust
Series 2003-A, Class AF4, 4.250%, 12/25/31 (g)	18,594	18,825
Credit-Based Asset Servicing and Securitization
Series 2003-CB1, Class AF, 3.950%, 1/25/33	4	5
Eagle RE Ltd.
Series 2021-1, Class M1C, 2.750%
(SOFR30A + 2.700%), 10/25/33 (c)(f)	3,865,000	3,954,050
Series 2021-1, Class M2, 4.500%
(SOFR30A + 4.450%), 10/25/33 (c)(f)	628,000	657,142
GSAA Trust
Series 2004-3, Class M1, 6.720%, 4/25/34 (g)	33,824	36,021

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Home RE Ltd.
Series 2021-1, Class M1C, 2.392%
(1 Month LIBOR USD + 2.300%), 7/25/33 (c)(f)	$1,097,000	$1,091,817
IMC Home Equity Loan Trust
Series 1998-3, Class A8, 5.432%, 8/20/29 (h)	3,176	3,143
JP Morgan Mortgage Trust
Series 2014-IVR6, Class 2A4, 1.991%, 7/25/44 (a)(c)	226,809	227,045
Series 2014-IVR6, Class B3, 2.403%, 7/25/44 (a)(c)	1,638,898	1,652,336
Series 2019-6, Class B3, 4.196%, 12/25/49 (a)(c)	4,293,495	4,393,801
JP Morgan Wealth Management
Series 2021-CL1, Class M3, 1.850%
(SOFR30A + 1.800%), 3/25/51 (c)(f)	1,482,834	1,499,451
Lehman Mortgage Trust
Series 2008-4, Class A1, 0.472%
(1 Month LIBOR USD + 0.380%), 1/25/37 (f)	781,565	243,736
LSTAR Securities Investment Ltd.
Series 2019-3, Class A2, 3.586%
(1 Month LIBOR USD + 3.500%), 4/1/24 (c)(h)	1,297,409	1,315,093
Series 2019-4, Class A2, 3.582%
(1 Month LIBOR USD + 3.500%), 5/1/24 (c)(h)	1,594,844	1,637,175
Series 2021-1, Class A, 1.886%
(1 Month LIBOR USD + 1.800%), 2/1/26 (c)(h)	278,599	281,469
Series 2021-2, Class A2, 2.849%
(1 Month LIBOR USD + 2.750%), 3/2/26 (c)(h)	3,371,000	3,475,404
Oaktown Re VI Ltd.
Series 2021-1A, Class M1B, 2.100%
(SOFR30A + 2.050%), 10/25/33 (c)(f)	3,476,000	3,524,124
Progress Residential Trust
Series 2019-SFR1, Class E, 4.466%, 8/17/35 (c)	1,000,000	1,004,682
Radnor RE Ltd.
Series 2021-1, Class M1C, 2.750%
(SOFR30A + 2.700%), 12/27/33 (c)(f)	1,500,000	1,506,909
Residential Mortgage Loan Trust
Series 2020-2, Class B2, 5.400%, 5/25/60 (a)(c)	2,012,000	2,051,634
Star Trust
Series 2021-SFR1, Class E, 1.792%
(1 Month LIBOR USD + 1.700%), 4/17/38 (c)(f)	3,460,000	3,455,110
Series 2021-SFR1, Class F, 2.492%
(1 Month LIBOR USD + 2.400%), 4/17/38 (c)(f)	1,500,000	1,495,301
Series 2021-SFR1, Class G, 3.292%
(1 Month LIBOR USD + 3.200%), 4/17/38 (c)(f)	3,005,000	3,003,819
Towd Point HE Trust
Series 2021-HE1, Class M2, 2.500%, 2/25/63 (a)(c)	1,230,000	1,263,914

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Principal
	Amount	Value
Towd Point Mortgage Trust
Series 2019-HY1, Class B1, 2.242%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(f)	$2,600,000	$2,732,036
Series 2019-SJ2, Class XA, 5.000%, 11/25/58 (a)(c)	2,901,516	2,975,543
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.452%, 7/25/59 (a)(c)	500,000	502,205
Series 2020-INV1, Class M1, 5.500%, 3/25/60 (a)(c)	1,200,000	1,259,288
VOLT XCII LLC
Series 2021-NPL1, Class A2, 4.949%, 2/27/51 (c)(h)	1,500,000	1,515,846
VOLT XCIX LLC
Series 2021-NPL8, Class A2, 4.949%, 4/25/51 (c)(h)	1,000,000	1,007,908
VOLT XCVII LLC
Series 2021-NPL6, Class A2, 4.826%, 4/25/51 (c)(h)	1,500,000	1,489,117
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 5A1, 5.750%, 2/25/33	687	686
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $77,210,391)		77,471,377

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.6%
BasePoint – BP SLL Trust, Series SPL-III
10.500%, 12/31/22 (d)(e)	999,106	999,106
BP Commercial Funding Trust, Series SPL-III
11.250%, 12/1/23 (d)(j)	1,000,000	1,000,000
Total Private Placement Participation
Agreements (cost $1,999,106)		1,999,106

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2021, Continued

	Shares	Value
MONEY MARKET FUND – 5.8%
First American Government
Obligations Fund – Class Z, 0.020% (b)	18,139,999	$18,139,999
Total Money Market Fund (cost $18,139,999)		18,139,999
Total Investments (cost $326,955,481) – 104.6%		328,526,760
Liabilities less Other Assets – (4.6)%		(14,593,495)
TOTAL NET ASSETS – 100.0%		$313,933,265

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2021.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2021.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2021, the value of these investments was $293,091,117 or 93.4% of total net assets.

(d)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust. Value determined using significant unobservable inputs. As of November 30, 2021, the total value of fair valued securities was $1,999,106 or 0.6% of total net assets.

(e)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-III. As of November 30, 2021, the value of this investment was $999,106 or 0.3% of total net assets. The security was acquired from February 2019 to November 2021 at a cost of $999,106.

(f)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2021.
(g)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of November 30, 2021.

(h)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is in effect as of November 30, 2021.
(i)	Interest only security.
(j)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of BP Commercial Funding Trust, Series SPL-III. As of November 30, 2021, the value of this investment was $1,000,000 or 0.3% of total net assets. The security was acquired from December 2020 to April 2021 at a cost of $1,000,000.

FHLMC – Federal Home Loan Mortgage Corporation
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2021

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund

ASSETS
Investments in securities, at value
(identified cost $1,213,789,348
and $326,955,481, respectively)	$1,189,924,008	$328,526,760
Cash	18,210	3,502
Receivables
Fund shares issued	2,711,352	122,224
Securities sold	2,774,153	1,328,076
Interest	2,341,762	382,117
Prepaid expenses	31,627	23,310
Total assets	1,197,801,112	330,385,989

LIABILITIES
Payables
Dividends	1,333,656	32,406
Investments purchased	4,414,976	8,816,107
Fund shares redeemed	2,086,333	7,318,493
Due to Adviser	574,925	95,029
Administration and fund accounting fees	152,730	63,927
Sub-ta fees	138,365	49,091
Transfer agent fees and expenses	36,063	14,805
12b-1 distribution fees	32,143	18,822
Audit fees	27,400	25,750
Custody fees	23,653	7,292
Chief Compliance Officer fee	1,944	1,945
Accrued expenses	17,879	9,057
Total liabilities	8,840,067	16,452,724
NET ASSETS	$1,188,961,045	$313,933,265

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2021, Continued

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$8,810,222
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	913,824
Net asset value and
redemption price per share	$9.64
Maximum offering price per share (Net asset
value per share divided by 98.00%)	$9.84

Investor Class
Net assets applicable to shares outstanding	$54,545,459	$44,378,809
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	5,663,584	4,607,679
Net asset value, offering and
redemption price per share	$9.63	$9.63

Institutional Class
Net assets applicable to shares outstanding	$1,125,605,364	$269,554,456
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	117,134,411	27,999,743
Net asset value, offering and
redemption price per share	$9.61	$9.63

COMPONENTS OF NET ASSETS
Paid-in capital	$1,531,961,737	$336,353,090
Total distributable deficit	(343,000,692)	(22,419,825)
Net assets	$1,188,961,045	$313,933,265

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

(This Page Intentionally Left Blank.)

SEMPER FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2021

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$44,189,402	$8,358,741
Total income	44,189,402	8,358,741

Expenses
Advisory fees (Note 4)	6,956,989	1,242,991
Administration and fund
accounting fees (Note 4)	869,477	396,326
Sub-ta expenses (Note 4)	771,775	277,074
Transfer agent fees and expenses (Note 4)	260,280	91,403
12b-1 fees – Class A (Note 5)	23,772	—
12b-1 fees – Investor Class (Note 5)	160,388	118,163
Custody fees (Note 4)	124,814	42,645
Registration fees	103,143	60,322
Audit fees	27,395	25,815
Insurance expense	22,839	7,501
Shareholder reporting	22,461	12,246
Trustees fees and expenses	21,548	16,270
Miscellaneous	16,109	9,519
Chief Compliance Officer fee (Note 4)	12,084	12,118
Legal fees	7,679	7,700
Interest expense (Note 7)	6,920	1,168
Total expenses	9,407,673	2,321,261
Advisory fee waiver (Note 4)	—	(72,255)
Net expenses	9,407,673	2,249,006
Net investment income	34,781,729	6,109,735

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(1,671,966)	2,025,997
Capital gain distributions from
regulated investment companies	—	15
Net change in unrealized
appreciation/(depreciation) on investments	72,909,995	945,704
Net realized and unrealized
gain on investments	71,238,029	2,971,716
Net Increase in Net Assets
Resulting from Operations	$106,019,758	$9,081,451

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2021	November 30, 2020
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$34,781,729	$63,267,940
Net realized loss from investments	(1,671,966)	(275,690,269)
Net change in unrealized
appreciation/(depreciation) on investments	72,909,995	(72,907,664)
Net increase/(decrease) in net assets
resulting from operations	106,019,758	(285,329,993)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(290,578)	(836,100)
Investor Class	(1,958,082)	(4,625,600)
Institutional Class	(35,887,701)	(64,344,923)
Total distributions to shareholders	(38,136,361)	(69,806,623)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(28,061,955)	(823,981,268)
Total increase/(decrease) in net assets	39,821,442	(1,179,117,884)

NET ASSETS
Beginning of year	1,149,139,603	2,328,257,487
End of year	$1,188,961,045	$1,149,139,603

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A
	Year Ended		Year Ended
	November 30, 2021		November 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	91,008	$862,325	371,295	$3,488,552
Shares issued on
reinvestments of
distributions	28,964	275,742	70,006	646,848
Shares redeemed	(336,108)	(3,172,324)	(2,550,432)	(22,738,177)
Net decrease	(216,136)	$(2,034,257)	(2,109,131)	$(18,602,777)

Investor Class
	Year Ended		Year Ended
	November 30, 2021		November 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,275,933	$31,148,954	6,177,358	$58,479,747
Shares issued on
reinvestments of
distributions	183,238	1,742,943	423,692	3,930,627
Shares redeemed	(5,847,919)	(55,410,210)	(18,272,309)	(169,729,058)
Net decrease	(2,388,748)	$(22,518,313)	(11,671,259)	$(107,318,684)

Institutional Class
	Year Ended		Year Ended
	November 30, 2021		November 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	45,024,249	$425,466,879	110,905,543	$1,033,802,116
Shares issued on
reinvestments of
distributions	2,169,159	20,604,769	4,661,568	42,868,059
Shares redeemed	(47,850,311)	(449,581,033)	(197,872,847)	(1,774,729,982)
Net decrease	(656,903)	$(3,509,385)	(82,305,736)	$(698,059,807)

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2021	November 30, 2020
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$6,109,735	$9,147,187
Net realized gain/(loss) from investments	2,025,997	(23,190,856)
Capital gain distributions from
regulated investment companies	15	—
Net change in unrealized
appreciation/(depreciation) on investments	945,704	(415,711)
Net increase/(decrease) in net assets
resulting from operations	9,081,451	(14,459,380)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(710,984)	(1,880,018)
Institutional Class	(5,373,028)	(7,838,701)
Total distributions to shareholders	(6,084,012)	(9,718,719)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(77,247,779)	(37,845,223)
Total decrease in net assets	(74,250,340)	(62,023,322)

NET ASSETS
Beginning of year	388,183,605	450,206,927
End of year	$313,933,265	$388,183,605

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	November 30, 2021		November 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,384,295	$13,348,877	10,359,980	$101,829,283
Shares issued on
reinvestments of
distributions	66,623	641,754	176,052	1,668,017
Shares redeemed	(3,171,088)	(30,525,869)	(13,154,512)	(123,623,525)
Net decrease	(1,720,170)	$(16,535,238)	(2,618,480)	$(20,126,225)

Institutional Class
	Year Ended		Year Ended
	November 30, 2021		November 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	11,283,375	$108,653,902	39,768,107	$379,749,958
Shares issued on
reinvestments of
distributions	492,970	4,748,213	730,686	6,923,116
Shares redeemed	(18,087,670)	(174,114,656)	(42,741,838)	(404,392,072)
Net decrease	(6,311,325)	$(60,712,541)	(2,243,045)	$(17,718,998)

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A

	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.08	$10.43	$10.50	$10.69	$10.56

Income from investment operations:
Net investment income^	0.26	0.36	0.46	0.53	0.44
Net realized and unrealized
gain/(loss) on investments	0.59	(1.32)	(0.03)	(0.12)	0.21
Total from investment operations	0.85	(0.96)	0.43	0.41	0.65

Less distributions:
From net investment income	(0.29)	(0.39)	(0.50)	(0.60)	(0.52)
Total distributions	(0.29)	(0.39)	(0.50)	(0.60)	(0.52)

Net asset value, end of year	$9.64	$9.08	$10.43	$10.50	$10.69

Total return	9.45%	-9.14%	4.19%	3.91%	6.34%

Ratios/supplemental data:
Net assets, end of year (thousands)	$8,810	$10,256	$33,799	$24,483	$20,873
Ratio of expenses to average net assets:
Before recoupment	1.05%	1.09%	1.02%	1.00%	0.94%**
After recoupment	1.05%	1.09%	1.02%	1.00%	0.95%**
Ratio of net investment income
to average net assets:
Before recoupment	2.77%	3.83%	4.38%	4.97%	4.15%
After recoupment	2.77%	3.83%	4.38%	4.97%	4.14%
Portfolio turnover rate	78%	79%	118%	137%	238%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.07	$10.43	$10.50	$10.69	$10.56

Income from investment operations:
Net investment income^	0.26	0.36	0.46	0.51	0.45
Net realized and unrealized
gain/(loss) on investments	0.59	(1.33)	(0.03)	(0.10)	0.20
Total from investment operations	0.85	(0.97)	0.43	0.41	0.65

Less distributions:
From net investment income	(0.29)	(0.39)	(0.50)	(0.60)	(0.52)
Total distributions	(0.29)	(0.39)	(0.50)	(0.60)	(0.52)

Net asset value, end of year	$9.63	$9.07	$10.43	$10.50	$10.69

Total return	9.46%	-9.24%	4.19%	3.92%	6.34%

Ratios/supplemental data:
Net assets, end of year (thousands)	$54,546	$73,022	$205,755	$225,054	$97,089
Ratio of expenses to average net assets:
Before recoupment	1.05%	1.09%	1.02%	1.01%	0.94%**
After recoupment	1.05%	1.09%	1.02%	1.01%	0.95%**
Ratio of net investment income
to average net assets:
Before recoupment	2.77%	3.81%	4.38%	4.77%	4.20%
After recoupment	2.77%	3.81%	4.38%	4.77%	4.19%
Portfolio turnover rate	78%	79%	118%	137%	238%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.05	$10.44	$10.51	$10.70	$10.57

Income from investment operations:
Net investment income^	0.29	0.38	0.48	0.55	0.47
Net realized and unrealized
gain/(loss) on investments	0.59	(1.36)	(0.02)	(0.11)	0.21
Total from investment operations	0.88	(0.98)	0.46	0.44	0.68

Less distributions:
From net investment income	(0.32)	(0.41)	(0.53)	(0.63)	(0.55)
Total distributions	(0.32)	(0.41)	(0.53)	(0.63)	(0.55)

Net asset value, end of year	$9.61	$9.05	$10.44	$10.51	$10.70

Total return	9.75%	-9.28%	4.45%	4.20%	6.59%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,125,605	$1,065,862	$2,088,703	$1,693,755	$1,008,263
Ratio of expenses to average net assets:
Before recoupment	0.80%	0.84%	0.77%	0.76%	0.70%**
After recoupment	0.80%	0.84%	0.77%	0.76%	0.70%**
Ratio of net investment income
to average net assets:
Before recoupment	3.02%	4.04%	4.63%	5.13%	4.37%
After recoupment	3.02%	4.04%	4.63%	5.13%	4.37%
Portfolio turnover rate	78%	79%	118%	137%	238%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class Shares

	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.56	$9.89	$9.87	$9.92	$9.92

Income from investment operations:
Net investment income^	0.14	0.18	0.28	0.26	0.20
Net realized and unrealized
gain/(loss) on investments	0.08	(0.33)	0.03	(0.05)	0.08
Total from investment operations	0.22	(0.15)	0.31	0.21	0.28

Less distributions:
From net investment income	(0.15)	(0.18)	(0.29)	(0.26)	(0.28)
Total distributions	(0.15)	(0.18)	(0.29)	(0.26)	(0.28)

Net asset value, end of year	$9.63	$9.56	$9.89	$9.87	$9.92

Total return	2.25%	-1.43%	3.20%	2.17%	2.90%

Ratios/supplemental data:
Net assets, end of year (thousands)	$44,379	$60,465	$88,502	$62,155	$14,088
Ratio of expenses to average net assets:
Before fee waiver	0.87%	0.88%	0.90%	1.07%	1.22%*
After fee waiver	0.85%	0.85%	0.85%	0.85%	0.88%*
Ratio of net investment income
to average net assets:
Before fee waiver	1.48%	1.87%	2.77%	2.37%	1.69%
After fee waiver	1.50%	1.90%	2.82%	2.59%	2.03%
Portfolio turnover rate	83%	107%	131%	158%	141%

^	Based on average shares outstanding.
*	Includes extraordinary expenses of 0.03% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class Shares

	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.55	$9.90	$9.88	$9.93	$9.93

Income from investment operations:
Net investment income^	0.17	0.20	0.30	0.28	0.24
Net realized and unrealized
gain/(loss) on investments	0.08	(0.34)	0.03	(0.04)	0.07
Total from investment operations	0.25	(0.14)	0.33	0.24	0.31

Less distributions:
From net investment income	(0.17)	(0.21)	(0.31)	(0.29)	(0.31)
Total distributions	(0.17)	(0.21)	(0.31)	(0.29)	(0.31)

Net asset value, end of year	$9.63	$9.55	$9.90	$9.88	$9.93

Total return	2.61%	-1.28%	3.38%	2.45%	3.16%

Ratios/supplemental data:
Net assets, end of year (thousands)	$269,554	$327,719	$361,705	$105,295	$42,704
Ratio of expenses to average net assets:
Before fee waiver	0.62%	0.63%	0.65%	0.82%	0.97%*
After fee waiver	0.60%	0.60%	0.60%	0.60%	0.61%*
Ratio of net investment income
to average net assets:
Before fee waiver	1.73%	2.06%	2.96%	2.57%	2.08%
After fee waiver	1.75%	2.09%	3.01%	2.79%	2.44%
Portfolio turnover rate	83%	107%	131%	158%	141%

^	Based on average shares outstanding.
*	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Semper MBS Total Return Fund (“Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation.  The investment objective of the Semper Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital.  Each Fund currently offers Investor Class shares and Institutional Class shares and the Total Return Fund offers Class A shares.  The Total Return Fund Class A shares may be subject to a 2.00% front-end sales load.  The Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015.  The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of high amortized cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date.  Non-cash interest income included in interest income, if any, is recorded at the fair market value of additional par received.  Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statement of operations.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the other Semper Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds declare dividends from net investment income daily and distribute the dividends to shareholders monthly.  The Funds distribute any realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities:  The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  At November 30, 2021, the Funds held securities issued pursuant to Rule 144a under the Securities Act of 1933.  All Rule 144a securities except for five securities in the Total Return Fund and two securities in the Short Duration Fund have been classified as liquid under

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

the Funds’ liquidity risk management program.  At November 30, 2021, the Total Return Fund held $22,947,898 or 1.9% and the Short Duration Fund held $3,756,874 or 1.2% in 144a securities classified as illiquid.  Other restricted investments held by the Funds at November 30, 2021 are disclosed in the notes to the schedules of investments.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2021, there were no reclassifications between paid-in capital and total distributable earnings.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of November 30, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Market values for fixed income securities are normally determined on the basis of valuations provided by independent pricing services.  Each independent pricing service typically values securities based on one or more inputs as described below.  Securities that use similar valuation techniques and inputs as described below are categorized as level 2 of the fair value hierarchy.  To the extent the significant inputs are unobservable, the values are generally categorized as level 3.

Mortgage- and Asset-Backed Securities: Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

U.S. Government Securities:  U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.

U.S. Government Agency Securities:  U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

Other Debt Securities:  Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service provider using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2021:

Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Commercial
Mortgage-Backed
Securities – Agency	$—	$3,280	$—	$3,280
Commercial
Mortgage-Backed
Securities –
Non-Agency	—	104,727,774	—	104,727,774
Residential
Mortgage-Backed
Securities – Agency	—	346,048,644	—	346,048,644
Residential
Mortgage-Backed
Securities –
Non-Agency	—	705,578,525	6,223,549	711,802,074
Total Fixed Income	—	1,156,358,223	6,223,549	1,162,581,772
Private Placement
Participation
Agreements	—	—	4,995,532	4,995,532
Money Market Fund	22,346,704	—	—	22,346,704
Total Investments	$22,346,704	$1,156,358,223	$11,219,081	$1,189,924,008

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

Short Duration Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset-Backed
Securities – Agency	$—	$15	$—	$15
Asset-Backed
Securities – Non-Agency	—	35,061,788	—	35,061,788
Collateralized
Loan Obligations	—	48,716,234	—	48,716,234
Commercial
Mortgage-Backed
Securities – Agency	—	2,039	—	2,039
Commercial
Mortgage-Backed
Securities – Non-Agency	—	77,293,234	—	77,293,234
Residential
Mortgage-Backed
Securities – Agency	—	69,842,968	—	69,842,968
Residential
Mortgage-Backed
Securities – Non-Agency	—	77,471,377	—	77,471,377
Total Fixed Income	—	308,387,655	—	308,387,655
Private Placement
Participation
Agreements	—	—	1,999,106	1,999,106
Money Market Fund	18,139,999	—	—	18,139,999
Total Investments	$18,139,999	$308,387,655	$1,999,106	$328,526,760

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

The following is a reconciliation of the Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

	Investments in Securities, at Value
		Private Placement
	Residential	Participation
	MBS – Non-Agency	Agreements
Balance as of November 30, 2020	$—	$4,979,977
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized
appreciation/(depreciation)	—	—
Purchases	6,223,549	626,492
Sales	—	(610,937)
Transfers in and/or out of Level 3	—	—
Balance as of November 30, 2021	$6,223,549	$4,995,532

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2021, and still classified as level 3 was $0.

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities, at Value
Private Placement
Participation Agreements
Balance as of November 30, 2020	$1,594,821
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	879,718
Sales	(475,433)
Transfers in and/or out of Level 3	—
Balance as of November 30, 2021	$1,999,106

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2021, and still classified as level 3 was $0.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

The following is a summary of quantitative information about level 3 valued measurements:

Total Return Fund

	Value at	Valuation	Unobservable
	11/30/21	Technique(s)	Input	Input/Range
Residential	$6,223,549	Market	Recent	$98.09 – $100.00
MBS –		Transaction	Transaction	(weighted avg.
Non-Agency		Method		$98.80)

Private	$4,995,532	Market	Recent	$100
Placement		Transaction	Transaction
Participation		Method
Agreements

Short Duration Fund
	Value at	Valuation	Unobservable
	11/30/21	Technique(s)	Input	Input/Range
Private	$1,999,106	Market	Recent	$100
Placement		Transaction	Transaction
Participation		Method
Agreements

New Accounting Pronouncements – In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Funds do not currently enter into derivatives transactions. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Semper Capital Management, L.P. (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Total Return Fund, the fees are calculated at an annual rate of 0.60% of the Fund’s average daily net assets for the first $1.5 billion of assets, 0.55% of the Fund’s average daily net assets for the next $1 billion of assets, and 0.50% of the Fund’s average daily net assets in excess of $2.5 billion.  For the Short Duration Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.35% based upon the Fund’s average daily net assets.  For the year ended November 30, 2021, the advisory fees incurred by the Funds are disclosed in the statements of operations.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

Each Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses).  The Total Return Fund expenses are limited to 0.90% of the average daily net assets of the Fund and the Short Duration Fund expenses are limited to 0.60% of the average daily net assets of the Fund.  Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval.  Such reimbursement may not be paid prior to each Fund’s payment of current ordinary operating expenses.

During the year ended November 30, 2021, the Adviser reduced it fees and absorbed Fund expenses in the amount of $73,061 in the Short Duration Fund. During the year ended November 30, 2021, the Adviser recouped $806 in previously waived expenses in the Short Duration Fund. Any amount due from the Adviser is paid monthly to the Fund.  The expense limitation will remain in effect through at least March 29, 2022 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Short Duration Fund
Expiration	Amount
11/30/22	$137,240
11/30/23	162,299
11/30/24	73,061
$372,600

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2021 are disclosed in the statements of operations.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC. On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The Board approved continuing the distribution agreement with Quasar at the close of the transaction on September 30, 2021.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services.  These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Total Return Fund and the Short Duration Fund expensed $771,775 and $277,074, respectively, of sub-transfer agent fees during the year ended November 30, 2021. These fees are disclosed in the statements of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the Total Return Fund’s Class A.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2021, the 12b-1 distribution fees incurred by the Funds are disclosed in the statements of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
Total Return Fund	$881,627,034	$900,084,081	$2,399	$31,434
Short Duration Fund	287,174,138	355,455,334	—	8,739,184

The Total Return Fund and the Short Duration Fund had $14,912,866 and $0, respectively, in Rule 17a-7 transactions during the year ended November 30, 2021.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

NOTE 7 – LINES OF CREDIT

The Total Return Fund and the Short Duration Fund have a secured uncommitted line of credit in the amount of $275,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2021, the Funds drew upon their line of credit. The Total Return Fund had an average daily outstanding balance of $99,756, a weighted average interest rate of 2.75%, paid interest expense of $6,920 and had a maximum amount outstanding of $10,020,000.  The Short Duration Fund had one day outstanding balance of $15,287,000, a weighted average interest rate of 2.75%, and paid interest expense of $1,168.  At November 30, 2021, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 was as follows:

	Total Return Fund		Short Duration Fund
	Nov. 30, 2021	Nov. 30, 2020	Nov. 30, 2021	Nov. 30, 2020
Ordinary income	$38,136,361	$69,806,623	$6,084,012	$9,718,719

As of November 30, 2021, the components of capital on a tax basis were as follows:

	Total	Short
	Return Fund	Duration Fund
Cost of investments (a)	$1,213,454,821	$326,798,208
Gross unrealized appreciation	24,229,600	2,467,827
Gross unrealized depreciation	(47,760,413)	(739,275)
Net unrealized
appreciation/(depreciation) (a)	(23,530,813)	1,728,552
Undistributed ordinary income	891,421	401,381
Undistributed long-term capital gains	—	—
Total distributable earnings	891,421	401,381
Other accumulated gains/(losses)	(320,361,300)	(24,549,758)
Total accumulated earnings/(losses)	$(343,000,692)	$(22,419,825)

(a)
The difference between book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to wash sales and partnerships. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, tax adjustments to dividends payable and partnerships.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

As of November 30, 2021, the Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	Short-Term Indefinite	Long-Term Indefinite
Total Return Fund	$192,787,954	$126,239,690
Short Duration Fund	19,593,997	4,923,355

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Market Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

•
Regulatory Risk – Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

•
Risks Associated with Mortgage-Backed and Other Asset-Backed Securities – In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.

•
Residential Mortgage-Backed Securities Risk – RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.

•
Credit Risk Transfer Securities Risk – Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

•
Privately Issued Mortgage-Related Securities Risk – MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by a Fund with respect to such payments. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due is more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for a Fund to sell these securities.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2021, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Total Return Fund	National Financial Services LLC	32.8%
Short Duration Fund	Charles Schwab & Co., Inc.	37.2%
Short Duration Fund	National Financial Services LLC	27.0%

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2021, Continued

NOTE 11 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2021, the Total Return Fund and the Short Duration Fund designated $38,136,361 and $6,084,012, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended November 30, 2021, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2021 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 31, 2021, the Investor class, Institutional class, and Class A of the Total Return Fund distributed $0.023980391, $0.026034203, and $0.023987056 per share of net investment income, respectively.

On December 29, 2021, the Investor class and the Institutional class of the Short Duration Fund each distributed $0.01311392 per share of net investment income.

On December 31, 2021, the Investor class and the Institutional class of the Short Duration Fund distributed $0.01158145 and $0.01362388 per share of net investment income, respectively.

SEMPER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Semper MBS Total Return Fund
Semper Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, private companies, and brokers; when replies from brokers were not received, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2022

SEMPER FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2021 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-736-7799.

SEMPER FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2020 through June 30, 2021. No significant liquidity events impacting the Fund were noted in the report. The report noted that the Funds made use of its line of credit during the reporting period and that such line was fully repaid in a timely manner. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

Gail S. Duree(4)	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 75)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to July 2019);		affiliated with
			Trustee and Chair		the Funds).
(2000 to 2012),
New Covenant Mutual
Funds (1999 to 2012);
Director and Board
Member, Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee,
(age 61)		term;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory		the Funds).
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 74)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC		(for series not
		2008.	and its predecessors		affiliated with
			(May 1991 to July 2017).		the Funds).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	4	Trustee,
(age 62)	of the	term;	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2020.			affiliated with
	Trustee	Indefinite			the Funds);
		term;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 60)	President,	term;	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	since	(October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 50)	Treasurer	term;	U.S. Bank Global Fund Services
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 39)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 64)	President,	term;	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Michelle L.	Deputy	Indefinite	Vice President, U.S. Bank Global Fund Services
Sanville-Seebold	Chief	term;	(August 2014 to present).
(age 49)	Compliance	since
615 E. Michigan Street	Officer	September
Milwaukee, WI 53202		2021

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 53)	President	term;	Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2021, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds and the Semper Brentview Dividend Growth Equity Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Ms. Duree retired as an Independent Trustee of the Board effective December 31, 2021.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-855-736-7799 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SEMPER FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$58,950	$44,400
Audit-Related Fees	N/A	N/A
Tax Fees	$10,800	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2021	FYE 11/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

 Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  2/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  2/7/2022
By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal
  Financial Officer
Date  2/4/2022

* Print the name and title of each signing officer under his or her signature.